                                                                    Exhibit 99.2

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

            AMRESCO 1997-1
            ---------------------------------------------
            $[ 38,800,000]   Class A-1 Fixed Rate Certificates
            $[ 35,200,000]   Class A-2 Fixed Rate Certificates
            $[ 44,700,000]   Class A-3 Fixed Rate Certificates
            $[ 19,400,000]   Class A-4 Fixed Rate Certificates
            $[ 12,000,000]   Class A-5 Fixed Rate Certificates
            $[ 13,400,000]   Class A-6 Fixed Rate Certificates
            $[ 20,106,000]   Class A-7 Fixed Rate Certificates
            $[ 20,400,000]   Class A-8 Fixed Rate Certificates
            $[281,479,000]   Class A-9 Floating Rate Certificates
            $[  6,485,000]   Class M-1F Fixed Rate Certificates
            $[ 26,763,000]   Class M-1A Adjustable Rate Certificates
            $[ 12,971,000]   Class M-2F Fixed Rate Certificates
            $[ 24,917,000]   Class M-2A Adjustable Rate Certificates
            $[ 12,383,948]   Class B-1F Fixed Rate Certificates
            $[ 35,995,052]   Class B-1A Adjustable Rate Certificates

                                ALL CERTIFICATES
                                ----------------

Title of Securities:    AMRESCO Residential Securities Corporation Mortgage Loan
                        Trust 1997-1,

                        GROUP I: Class A-1 though Class A-8 (the "Fixed Rate
                              Senior Certificates");Class M-1F, M-2F and B-1F (the "Fixed Rate Subordinate Certificates")(the Fixed Rate Senior Certificates and the Fixed Rate Subordinate Certificates being collectively referred to hereinafter as the "Fixed Rate Certificates")
                        GROUP II: Class A-9 (the "Adjustable Rate Senior
                              Certificates") Class M-1A, M-2A and B-1A (the "Adjustable Rate Subordinate Certificates") (the Adjustable Rate Senior Certificates and the Adjustable Rate Subordinate Certificates being collectively referred to hereinafter as the "Adjustable Rate Certificates")

Depositor:              AMRESCO Residential Securities Corporation

Seller:                 AMRESCO Residential Capital Markets, Inc.

Servicers:              Long Beach Mortgage Company, Option One Mortgage
                        Corporation and Advanta Mortgage Corp. USA will each service a portion of the underlying collateral for the Fixed Rate Certificates and the Adjustable Rate
                        Certificates.

Servicer Fee:           50 bps per annum

Trustee:                Chase Manhattan Bank, N.A.

Pricing Date:           March [14], 1997

Settlement Date:        March [27], 1997

Principal Paydown:      PRIOR TO THE "STEPDOWN DATE" OR IF A TRIGGER EVENT HAS
                        OCCURRED:

                        GROUP I - 1) To the Class A-8 Certificateholders -- the
                                     Class A-8 Lockout Distribution Amount

                                  2) To the Fixed Rate Senior Certificates, in
                                     sequential order

                        GROUP II - 1) To the Adjustable Rate Senior Certificates

                        THE CLASS A-8 LOCKOUT DISTRIBUTION AMOUNT - the applicable Class A-8 Lockout Percentage multiplied by the Class A-8 Lockout Pro Rata Distribution Amount for such Payment Date.

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                                    THE CLASS A-8 LOCKOUT PERCENTAGE -
                                    --------------------------------
                                    April 1997 - March 2000 --  0%
                                    April 2000 - March 2002 --  45%
                                    April 2002 - March 2003 --  80%
                                    April 2003 - March 2004 --  100%
                                    April 2004 and after    --  300%

                        ON AND AFTER THE STEPDOWN DATE FOR THE RELATED MORTGAGE GROUP (PROVIDED A TRIGGER EVENT HAS NOT OCCURRED AND IS NOT CONTINUING):

                        With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (in the same order of priority as is the case prior to the Stepdown Date), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates. Principal will be distributed according to the following formula:

                              The excess of the sum of the Principal Balance of the related Certificate Class immediately prior to such Payment Date + the Principal Balance of all Certificate Classes senior to said Class (after taking into account the payment of the related Class(es)' Principal Distribution Amount on such Payment Date) (i.e., for Class M-2, the Principal Balance of the Class A Certificates + the Principal Balance of the Class M-1 Certificates)
                                                       -over-
                              Product of the related Class Percentage and the outstanding Loan Balance of Mortgage Loans in the related Mortgage Loan Group as of the last day of the Remittance Period.

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                            ------------------------
                  CLASS PERCENTAGE:
                  -----------------
                           Group I                             Group II
                           -------                             --------
                         Class A   - [70.00]%          Class A    - [48.50]%
                         Class M-1 - [75.50]%          Class M-1  - [63.00]%
                         Class M-2 - [86.50]%          Class M-2  - [76.50]%
                         Class B   - [97.00]%          Class B    - [96.00]%

STEPDOWN DATE:

For each Group, the later of (i) the April 2000 Payment Date and (ii) the first Payment Date on which the Senior Enhancement Percentage (i.e., the sum of the Subordinate Certificates + the O/C amount for a particular Mortgage Loan Group divided by the aggregate Loan Balance of the Mortgage Loans in such Mortgage Loan Group) is greater than or equal to the related Group's Senior Specified Enhancement Percentage.

Group I Senior Specified Enhancement Percentage:    [30.00]%
Group II Senior Specified Enhancement Percentage:   [51.50]%

TRIGGER EVENT:

With respect to each Mortgage Loan Group, if the percentage obtained by dividing
(x) the principal amount of 60+ Day Delinquent Loans (including foreclosures and REOs) in such Mortgage Loan Group by (y) the aggregate outstanding Loan Balance of the Mortgage Loans in such Mortgage Loan Group as of the last day of the immediately preceding Remittance Period equals or exceeds [0.50] and [0.40] multiplied by the Senior Enhancement Percentage for the Fixed Rate Certificates and the Adjustable Rate Certificates, respectively.

Class Sizes:              GROUP I                             GROUP II
                         -------                               --------
                        Class A -   [86.50]%      Class A -   [76.25]%
                        Class M-1 - [2.75]%       Class M-1 - [7.25]%
                        Class M-2 - [5.50]%       Class M-2 - [6.75]%
                        Class B -   [5.25]%       Class B -   [9.75]%
                        O/C -       [0 to 1.50]%  O/C -       [0 to 2.00]%

Flow of Funds:                GROUP I AND GROUP II MONTHLY CASH FLOWS
                  1) to each Servicer, any unreimbursed advanced on a mortgage loan which is determined by the respective Servicer, in its good faith judgment, to not be ultimately recoverable from either any future collections on such mortgage loan or upon liquidation;
                  2)  to each Servicer, the Servicer Fee;
                  3)  to the Trustee, the Trustee Fee;

                   GROUP I MONTHLY CASH FLOWS
                  4) accrued monthly interest pro-rata to the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8 Certificates;
                  5) monthly principal to the Fixed Rate Senior Certificates, as described above;
                  6)  accrued monthly interest to the Class M-1F Certificates;
                  7) monthly principal to the Class M-1F Certificates, as described above;
                  8)  accrued monthly interest to the Class M-2F Certificates;
                  9) monthly principal to the Class M-2F Certificates, as described above;
                  10) accrued monthly interest to the Class B-1F Certificates;
                  11) monthly principal to the Class B-1F Certificates, as
                      described above;;
                  12) to O/C up to its target amount;
                  13) to the senior-most Adjustable Rate Certificate Class
                      then outstanding, if needed;
                  14) to Subordinated IO holder; and
                  15) to the Class R Certificate holders.

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                  GROUP II MONTHLY CASH FLOWS

                  4) accrued monthly interest to the Adjustable Rate Senior Certificates;
                  5) monthly principal to the Adjustable Rate Senior Certificates, as described above;
                  6)  accrued monthly interest to the Class M-1A Certificates;
                  7) monthly principal to the Class M-1A Certificates, as described above;
                  8)  accrued monthly interest to the Class M-2A Certificates;
                  9) monthly principal to the Class M-2A Certificates, as described above;
                  10) accrued monthly interest to the Class B-1A Certificates;
                  11) monthly principal to the Class B-1A Certificates, as
                      described above;;
                  12) to O/C up to its target amount;
                  13) to the senior-most Fixed Rate Certificate Class then
                      outstanding (sequentially to the Fixed Rate Senior Certificates), if needed;
                  14) to Subordinated IO holder; and
                  15) to the Class R Certificate holders.

FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED "DESCRIPTION OF THE OFFERED CERTIFICATES - DISTRIBUTIONS".

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                                            ------------------------

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Senior Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Credit Enhancement:     A combination of:

                                        - Excess monthly cash flow
                                        - Overcollateralization
                                        - Cross-collateralization

Certificate Ratings:    The Class A Certificates - "Aaa" by Moody's Investors
                          Service, "AAA" by Fitch Investors Service and "AAA" by Duff & Phelps Credit Rating Co.
                        The Class M-1 Certificates - "Aa2" by Moody's Investors
                          Service, "AA" by Fitch Investors Service and "AA" by Duff & Phelps Credit Rating Co.
                        The Class M-2 Certificates - "A2" by Moody's Investors
                          Service, "A" by Fitch Investors Service and "A" by Duff & Phelps Credit Rating Co.
                        The Class B Certificates - "Baa3" by Moody's Investors
                          Service, "BBB" by Fitch Investors Service and "BBB" by Duff & Phelps Credit Rating Co.

Clean-up Calls:         The Residual Holder has the option to excercise a call
                        when the outstanding Certificate Balance equals 10% or less of the original principal balance of the Certificates. If such call is not exercised, the Servicers will have the option to purchase the mortgage loans when the outstanding Certificate Balance has declined to 5% of original. Each call will be excercised at par plus accrued interest.

ERISA Consideration:    The Fixed Rate Senior Certificates will be ERISA
                        eligible. The Adjustable Rate Senior Certificates will be ERISA following the expiration of the Prefunding
                        Period. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:   The Offered Certificates will NOT be SMMEA eligible.

Taxation:               REMIC.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

--------------------------------------------------------------------------------
                         GROUP I FIXED RATE CERTIFICATES

Collateral:             Group I: Fixed Rate, First and Second Lien Mortgage
                        Loans.

Approximate Group Size: [235,846,000]

                                   Class A-1      Class A-2      Class A-3        Class A-4        Class A-5      Class A-6
                                   ---------      ---------      ---------        ---------        ---------      ---------
Approximate Face Amount:         [$38,800,000]  [$35,200,000]  [$44,700,000]    [$19,400,000]    [$12,000,000]  [$13,400,000]

Avg. Life to 10% Call Date:      [0.40] years   [1.08] years   [2.00] years     [3.00] years     [4.00] years   [5.15] years

Avg. Life to Mat.(app.)          [0.40] years   [1.08] years   [2.00] years     [3.00] years     [4.00] years   [5.15] years

Pass-Through Rate:               [ TBA ]%*      [ TBA ]%*      [ TBA ]%*        [ TBA ]%*        [ TBA ]%*      [ TBA ]%*

Price                            [ TBA ]        [ TBA ]        [ TBA ]          [ TBA ]          [ TBA ]        [ TBA ]

Pricing Speed                    [23]% HEP      [23]% HEP      [23]% HEP        [23]% HEP        [23]% HEP      [23]% HEP

Day Count:                       30/360         30/360         30/360           30/360           30/360         30/360

Expected Maturity To Call:       [12/25/97]     [8/25/98]      [10/25/99]       [10/25/00]       [9/25/01]      [3/25/03]
(at pricing speed)

Expected Maturity:               [12/25/97]     [8/25/98]      [10/25/99]       [10/25/00]       [9/25/01]      [3/25/03]
(at pricing speed)

Stated Maturity:                 [2/25/09]      [5/25/14]      [10/25/20]       [12/25/22]       [1/25/24]      [2/25/25]


                                   Class A-7       Class A-8      Class M-1      Class M-2      Class B
                                   ---------       ---------      ---------      ---------      ---------
Approximate Face Amount:         [$20,106,000]   [$20,400,000]  [$6,485,000]   [$12,971,000]  [$12,383,948]

Avg. Life to 10% Call Date:      [7.56] years    [6.42] years   [5.50] years   [5.49] years   [5.47] years

Avg. Life to Mat. (app.):        [10.39] years   [6.69] years   [6.20] years   [6.13] years   [5.82] years

Pass-Through Rate:               [ TBA ]%*/**    [ TBA ]%*      [ TBA ]%*      [ TBA ]%*      [ TBA ]%*

Pricing Speed                    [23]% HEP       [23]% HEP      [23]% HEP      [23]% HEP      [23]% HEP

Day Count:                       30/360          30/360         30/360         30/360         30/360

Expected Maturity To Call:       [2/25/05]       [2/25/05]      [2/25/05]      [2/25/05]      [2/25/05]
(at pricing speed)

Expected Maturity:               [8/25/15]       [6/25/15]      [11/25/11]     [3/25/11]      [3/25/09]
(at pricing speed)

Stated Maturity:                 [8/25/26]       [7/25/26]      [6/25/26]      [6/25/26]      [3/25/26]

*  Coupon is subject to Available Funds Cap
** 50 bps Step-up after Clean-up Call Date. Coupon Step-up is subject to the
   Available Funds Cap

Available Funds Cap:    A rate equal to the weighted average net coupon rate
                        (i.e., the weighted average coupon rate less [0.50%] for servicing and trustee fees) for the Group I fixed-rate mortgage loans for such Payment Date.

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                                     GROUP I
                     GROUP I FIXED RATE CERTIFICATES (Cont.)

Pre-Funding Account:    On the closing date, approximately [$15 million] willbe
                        deposited in a pre-funding account for the purchase of additional fixed rate mortgage loans. From the closing date until [May] 1,1997, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchaed with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                        Funds remaining in the pre-funding account will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6, and A-7 Certificateholders as prepayments based on the cash flow priority on the [May], 1997 distribution date.

Payment Date:           The 25th day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning on [April 25], 1997.

Payment Delay:          24 days for the Group I Fixed Rate Certificates.

Coupon Step-Up:         If the Cleanup Call is not exercised, the coupon on the
                        Class A-7 Certificates shall be [Coupon + 50 bps per annum]; subject to the Available Funds Cap.

Available Funds Cap:    A rate equal to the weighted average net coupon rate
                        (i.e., the weighted average coupon rate less [0.50%] for servicing and trustee fees) for the Group I fixed-rate mortgage loans for such Payment Date.

Interest Accrual
Period: For the Fixed Rate Certificates, interest will accrue from the 1st day of the preceeding month until the 30th day of the preceding month.

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                      GROUP II ADJUSTABLE RATE CERTIFICATES

Collateral:             Group II: Adjustable Rate, First and Second Lien
                        Mortgage Loans.

Approximate Group Size: [369,154,000]

                                Class A-9       Class M-1      Class M-2      Class B-1
                                ---------       ---------      ---------      ---------
Approximate Face Amount:      [$281,479,000]  [$26,763,000]  [$24,917,000]  [$35,995,052]

Avg. Life to 10% Call Date:   [2.33] years    [5.34] years   [5.26] years   [5.18] years

Avg. Life to Maturity (app.)  [2.52] years    [5.88] years   [5.75] years   [5.43] years

Pass-Through Rate:            [ TBA ]%*/**    [ TBA ]%*/**   [ TBA ]%*/**   [ TBA ]%*/**

Pricing Speed                 [25]% CPR       [25]% CPR      [25]% CPR      [25]% CPR

Day Count:                    actual/360      actual/360     actual/360     actual/360

Expected Maturity To Call:    [2/25/05]       [2/25/05]      [2/25/05]      [2/25/05]
(at pricing speed)

Expected Maturity:            [7/25/13]       [6/25/11]      [5/25/10]      [11/25/08]
(at pricing speed)

Stated Maturity:              [12/25/26]      [11/25/26]     [10/25/26]     [9/25/26]

*  Coupon is subject to Available Funds Cap

** For Class A-9, 1M LIBOR + [2 x Spread]; and for Class M-1A, M-2A and B-1A,
   1M LIBOR + [1.5 x Spread] after Clean-up Call Date.

     Coupon Step-up for all Classes is subject to the Available Funds Cap.

Available Funds Cap:    A rate equal to the weighted average net coupon rate
                        (i.e., the weighted average coupon rate less [0.50%] for servicing and trustee fees) for the Group II adjustable-rate mortgage loans for such Payment Date.

Pre-Funding Account:    On the closing date, approximately [$63.1 million] will
                        be deposited in a pre-funding account for the purchase of additional adjustable rate mortgage loans. From the closing date until [May] 1, 1997, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchaed with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement. Funds remaining in the pre-funding account will be distributed to the Class A-9
                        Certificateholders as prepayments on the [May], 1997 distribution date.

Coupon Step-Up:         If the Cleanup Call is not exercised, the coupon on the
                        Class A-9 Certificates shall be raised to LIBOR + [2x
                        Spread]; and the Class M-1A, M-2A and B-1A Certificate shall be raised to LIBOR + [1.5 x Spread], subject to the Available Funds Cap.

Payment Date:           The 25th day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning on April 25, 1997.

Interest Accrual
Period: Interest will accrue from the 25th day of the preceding month until the 24th day of the current month (from Payment Date to Payment Date).

Interest and Payment
Adjusments:             The interest rates and payments on the underlying
                        mortgage loans will generally adjust semi-annually.

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

Available Pool
Information       FIXED                            FLOATING
                  ----------                       ----------
                  Loans: [2,687]                   Loans:[2,879]
                  Balance:[220,845,948.40]         Balance:[306,064,443.90]
                  WAC:[10.107]%                    WAC:[9.809]%
                  WAM:[325]                        WAM:[356]; WA LTV: [72.95]%
                  WA LTV: [69.70]%                 Gross Margin:[6.103]%
                  % 1st Liens: [99.18]%            % 1st Liens: [99.93]%
                  % of 5/25 Loans: [5.97]%         % of 2/28 Loans: [39.01]%
                                                   % of 3/27 Loans: [17.89]%
                  Credit Grade                     Credit Grade:
                    PAG I:   [28.56]%                PAG I:   [6.69]%
                    PAG II:  [36.80]%                PAG II:  [46.56]%
                    PAG III: [18.21]%                PAG III: [25.29]%
                    PAG IV:  [6.11]%                 PAG IV:  [6.34]%
                    PAG V:   [10.10]%                PAG V:   [14.26]%
                    UNKNOWN: [0.22]%                 UNKNOWN: [0.86]%

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

 CURRENT BALANCE: $38,800,000.00
 COUPON:  TBA%                                amresco71
 FACTOR: 1.0000000000
 ORIGINAL BALANCE: $38,800,000.00                 BOND A1 PRICE-YIELD TABLE
 DATED DATE: 03/01/97
 FIRST PAYMENT: 4/25/97
 TOTAL CLASSES: 15
 YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
     GR I  (HEP)   23.0%     15.00    18.00    20.00    26.00    28.00    30.00%
     GR II (CPR)   25.0%     25.00    25.00    25.00    25.00    25.00    25.00%

     PRICE

     99-24          6.495     6.65     6.59     6.55     6.44     6.40     6.374
     99-24+         6.455     6.62     6.55     6.51     6.39     6.35     6.324
     99-25          6.414     6.59     6.52     6.47     6.35     6.31     6.275
     99-25+         6.373     6.56     6.48     6.44     6.30     6.26     6.225
     99-26          6.332     6.53     6.45     6.40     6.26     6.21     6.175
     99-26+         6.291     6.50     6.42     6.36     6.21     6.16     6.126
     99-27          6.250     6.47     6.38     6.33     6.17     6.12     6.076
     99-27+         6.210     6.44     6.35     6.29     6.12     6.07     6.027
     99-28          6.169     6.41     6.31     6.25     6.08     6.02     5.977
     99-28+         6.128     6.38     6.28     6.22     6.04     5.98     5.928
     99-29          6.087     6.35     6.25     6.18     5.99     5.93     5.878
     99-29+         6.046     6.32     6.21     6.14     5.95     5.88     5.828
     99-30          6.006     6.29     6.18     6.11     5.90     5.83     5.779
     99-30+         5.965     6.26     6.14     6.07     5.86     5.79     5.730
     99-31          5.924     6.23     6.11     6.03     5.81     5.74     5.680
     99-31+         5.884     6.20     6.08     6.00     5.77     5.69     5.631
    100-00          5.843     6.17     6.04     5.96     5.72     5.64     5.581
    100-00+         5.802     6.14     6.01     5.92     5.68     5.60     5.532
    100-01          5.762     6.11     5.98     5.89     5.63     5.55     5.483
    100-01+         5.721     6.08     5.94     5.85     5.59     5.50     5.433
    100-02          5.681     6.06     5.91     5.81     5.55     5.46     5.384
    100-02+         5.640     6.03     5.87     5.78     5.50     5.41     5.335
    100-03          5.599     6.00     5.84     5.74     5.46     5.36     5.285
    100-03+         5.559     5.97     5.81     5.70     5.41     5.32     5.236
    100-04          5.518     5.94     5.77     5.67     5.37     5.27     5.187
    100-04+         5.478     5.91     5.74     5.63     5.32     5.22     5.138
    100-05          5.437     5.88     5.71     5.59     5.28     5.17     5.089
    100-05+         5.397     5.85     5.67     5.56     5.24     5.13     5.039
    100-06          5.356     5.82     5.64     5.52     5.19     5.08     4.990
    100-06+         5.316     5.79     5.60     5.48     5.15     5.03     4.941
    100-07          5.276     5.76     5.57     5.45     5.10     4.99     4.892
    100-07+         5.235     5.73     5.54     5.41     5.06     4.94     4.843

First Payment       0.078     0.07     0.07     0.07     0.07     0.07     0.078
Average Life        0.399     0.55     0.48     0.44     0.36     0.34     0.327
Last Payment        0.744     1.07     0.91     0.82     0.66     0.57     0.578
Mod.Dur. @ 100-00   0.382     0.52     0.46     0.42     0.34     0.33     0.315
Accrued Interest    0.502     0.50     0.50     0.50     0.50     0.50     0.502

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $35,200,000.00
COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $35,200,000.00               BOND A2 PRICE-YIELD TABLE
DATED DATE: 03/01/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     15.00%    18.00%    20.00%    26.00%    28.00%    30.00%
      GR II (CPR)    25.0%     25.00%    25.00%    25.00%    25.00%    25.00%    25.00%
     PRICE

     99-24            6.484     6.544     6.522     6.507     6.462     6.447     6.432
     99-24+           6.469     6.534     6.509     6.493     6.445     6.429     6.412
     99-25            6.453     6.523     6.497     6.480     6.427     6.410     6.392
     99-25+           6.438     6.513     6.485     6.466     6.410     6.392     6.373
     99-26            6.423     6.502     6.472     6.453     6.393     6.373     6.353
     99-26+           6.407     6.492     6.460     6.439     6.375     6.355     6.333
     99-27            6.392     6.481     6.448     6.426     6.358     6.336     6.313
     99-27+           6.376     6.471     6.436     6.412     6.341     6.318     6.294
     99-28            6.361     6.460     6.423     6.398     6.324     6.299     6.274
     99-28+           6.346     6.450     6.411     6.385     6.306     6.281     6.254
     99-29            6.330     6.440     6.399     6.371     6.289     6.263     6.235
     99-29+           6.315     6.429     6.386     6.358     6.272     6.244     6.215
     99-30            6.299     6.419     6.374     6.344     6.255     6.226     6.195
     99-30+           6.284     6.408     6.362     6.331     6.237     6.207     6.175
     99-31            6.269     6.398     6.349     6.317     6.220     6.189     6.156
     99-31+           6.253     6.387     6.337     6.304     6.203     6.170     6.136
    100-00            6.238     6.377     6.325     6.290     6.186     6.152     6.116
    100-00+           6.223     6.366     6.313     6.277     6.169     6.134     6.097
    100-01            6.207     6.356     6.300     6.263     6.151     6.115     6.077
    100-01+           6.192     6.346     6.288     6.250     6.134     6.097     6.057
    100-02            6.177     6.335     6.276     6.236     6.117     6.078     6.038
    100-02+           6.161     6.325     6.264     6.223     6.100     6.060     6.018
    100-03            6.146     6.314     6.251     6.209     6.083     6.042     5.998
    100-03+           6.131     6.304     6.239     6.196     6.065     6.023     5.979
    100-04            6.115     6.293     6.227     6.182     6.048     6.005     5.959
    100-04+           6.100     6.283     6.215     6.169     6.031     5.986     5.940
    100-05            6.085     6.273     6.202     6.155     6.014     5.968     5.920
    100-05+           6.069     6.262     6.190     6.142     5.997     5.950     5.900
    100-06            6.054     6.252     6.178     6.128     5.980     5.931     5.881
    100-06+           6.039     6.241     6.166     6.115     5.962     5.913     5.861
    100-07            6.023     6.231     6.153     6.101     5.945     5.895     5.841
    100-07+           6.008     6.221     6.141     6.088     5.928     5.876     5.822

First Payment         0.744     1.078     0.911     0.828     0.661     0.578     0.578
Average Life          1.080     1.620     1.364     1.235     0.960     0.895     0.836
Last Payment          1.411     2.161     1.828     1.661     1.244     1.161     1.078
Mod.Dur. @ 100-00     1.012     1.490     1.266     1.151     0.903     0.845     0.790
Accrued Interest      0.475     0.475     0.475     0.475     0.475     0.475     0.475

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $44,700,000.00
COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $44,700,000.00              BOND A3 PRICE-YIELD TABLE
DATED DATE: 03/01/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     15.00%    18.00%    20.00%    26.00%    28.00%    30.00%
      GR II (CPR)    25.0%     25.00%    25.00%    25.00%    25.00%    25.00%    25.00%
     PRICE

     99-24            6.691     6.726     6.713     6.704     6.677     6.668     6.659
     99-24+           6.682     6.721     6.706     6.697     6.667     6.658     6.648
     99-25            6.674     6.715     6.699     6.689     6.658     6.647     6.636
     99-25+           6.665     6.709     6.692     6.681     6.648     6.637     6.625
     99-26            6.656     6.703     6.686     6.674     6.638     6.626     6.614
     99-26+           6.648     6.697     6.679     6.666     6.629     6.616     6.603
     99-27            6.639     6.692     6.672     6.659     6.619     6.606     6.592
     99-27+           6.631     6.686     6.665     6.651     6.609     6.595     6.581
     99-28            6.622     6.680     6.658     6.644     6.600     6.585     6.570
     99-28+           6.613     6.674     6.651     6.636     6.590     6.574     6.559
     99-29            6.605     6.669     6.645     6.629     6.581     6.564     6.547
     99-29+           6.596     6.663     6.638     6.621     6.571     6.554     6.536
     99-30            6.588     6.657     6.631     6.614     6.561     6.543     6.525
     99-30+           6.579     6.651     6.624     6.606     6.552     6.533     6.514
     99-31            6.571     6.645     6.617     6.599     6.542     6.522     6.503
     99-31+           6.562     6.640     6.611     6.591     6.532     6.512     6.492
    100-00            6.553     6.634     6.604     6.584     6.523     6.502     6.481
    100-00+           6.545     6.628     6.597     6.576     6.513     6.491     6.470
    100-01            6.536     6.622     6.590     6.569     6.503     6.481     6.459
    100-01+           6.528     6.617     6.583     6.561     6.494     6.471     6.447
    100-02            6.519     6.611     6.576     6.554     6.484     6.460     6.436
    100-02+           6.511     6.605     6.570     6.546     6.474     6.450     6.425
    100-03            6.502     6.599     6.563     6.539     6.465     6.440     6.414
    100-03+           6.493     6.594     6.556     6.531     6.455     6.429     6.403
    100-04            6.485     6.588     6.549     6.524     6.446     6.419     6.392
    100-04+           6.476     6.582     6.542     6.516     6.436     6.408     6.381
    100-05            6.468     6.576     6.536     6.508     6.426     6.398     6.370
    100-05+           6.459     6.571     6.529     6.501     6.417     6.388     6.359
    100-06            6.451     6.565     6.522     6.493     6.407     6.377     6.348
    100-06+           6.442     6.559     6.515     6.486     6.397     6.367     6.337
    100-07            6.434     6.553     6.508     6.479     6.388     6.357     6.326
    100-07+           6.425     6.548     6.502     6.471     6.378     6.346     6.315

First Payment         1.411     2.161     1.828     1.661     1.244     1.161     1.078
Average Life          2.000     3.085     2.562     2.303     1.763     1.632     1.519
Last Payment          2.578     4.161     3.411     2.994     2.328     2.161     1.994
Mod.Dur. @ 100-00     1.814     2.698     2.280     2.068     1.613     1.499     1.401
Accrued Interest      0.484     0.484     0.484     0.484     0.484     0.484     0.484

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $19,400,000.00
COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $19,400,000.00             BOND A4 PRICE-YIELD TABLE
DATED DATE: 03/01/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     15.00%    18.00%    20.00%    26.00%    28.00%    30.00%
      GR II (CPR)    25.0%     25.00%    25.00%    25.00%    25.00%    25.00%    25.00%
     PRICE

     99-24            6.890     6.918     6.908     6.901     6.878     6.871     6.864
     99-24+           6.884     6.914     6.904     6.896     6.871     6.864     6.856
     99-25            6.878     6.910     6.899     6.891     6.864     6.857     6.848
     99-25+           6.872     6.906     6.894     6.886     6.858     6.849     6.841
     99-26            6.866     6.902     6.890     6.881     6.851     6.842     6.833
     99-26+           6.860     6.899     6.885     6.876     6.844     6.835     6.825
     99-27            6.854     6.895     6.881     6.871     6.837     6.827     6.817
     99-27+           6.848     6.891     6.876     6.866     6.830     6.820     6.809
     99-28            6.842     6.887     6.872     6.861     6.823     6.813     6.801
     99-28+           6.836     6.883     6.867     6.856     6.817     6.805     6.793
     99-29            6.831     6.879     6.862     6.851     6.810     6.798     6.786
     99-29+           6.825     6.876     6.858     6.845     6.803     6.791     6.778
     99-30            6.819     6.872     6.853     6.840     6.796     6.783     6.770
     99-30+           6.813     6.868     6.849     6.835     6.789     6.776     6.762
     99-31            6.807     6.864     6.844     6.830     6.783     6.769     6.754
     99-31+           6.801     6.860     6.840     6.825     6.776     6.761     6.746
    100-00            6.795     6.856     6.835     6.820     6.769     6.754     6.738
    100-00+           6.789     6.853     6.831     6.815     6.762     6.747     6.731
    100-01            6.783     6.849     6.826     6.810     6.755     6.739     6.723
    100-01+           6.777     6.845     6.821     6.805     6.749     6.732     6.715
    100-02            6.771     6.841     6.817     6.800     6.742     6.725     6.707
    100-02+           6.765     6.837     6.812     6.795     6.735     6.717     6.699
    100-03            6.760     6.834     6.808     6.790     6.728     6.710     6.691
    100-03+           6.754     6.830     6.803     6.785     6.721     6.703     6.684
    100-04            6.748     6.826     6.799     6.780     6.715     6.695     6.676
    100-04+           6.742     6.822     6.794     6.775     6.708     6.688     6.668
    100-05            6.736     6.818     6.790     6.769     6.701     6.681     6.660
    100-05+           6.730     6.814     6.785     6.764     6.694     6.674     6.652
    100-06            6.724     6.811     6.780     6.759     6.687     6.666     6.644
    100-06+           6.718     6.807     6.776     6.754     6.681     6.659     6.637
    100-07            6.712     6.803     6.771     6.749     6.674     6.652     6.629
    100-07+           6.706     6.799     6.767     6.744     6.667     6.644     6.621

First Payment         2.578     4.161     3.411     2.994     2.328     2.161     1.994
Average Life          2.998     4.942     4.031     3.570     2.569     2.375     2.202
Last Payment          3.578     5.911     4.744     4.244     2.828     2.661     2.411
Mod.Dur. @ 100-00     2.626     4.060     3.412     3.068     2.284     2.125     1.982
Accrued Interest      0.496     0.496     0.496     0.496     0.496     0.496     0.496

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $12,000,000.00
COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $12,000,000.00           BOND A5 PRICE-YIELD TABLE
DATED DATE: 03/01/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     15.00%    18.00%    20.00%    26.00%    28.00%    30.00%
      GR II (CPR)    25.0%     25.00%    25.00%    25.00%    25.00%    25.00%    25.00%
     PRICE

     99-24            7.099     7.123     7.114     7.108     7.087     7.076     7.069
     99-24+           7.095     7.120     7.110     7.104     7.082     7.069     7.063
     99-25            7.090     7.117     7.107     7.100     7.076     7.063     7.056
     99-25+           7.085     7.114     7.103     7.096     7.071     7.057     7.049
     99-26            7.081     7.111     7.099     7.092     7.065     7.051     7.042
     99-26+           7.076     7.108     7.096     7.088     7.060     7.044     7.036
     99-27            7.072     7.105     7.092     7.084     7.054     7.038     7.029
     99-27+           7.067     7.102     7.089     7.080     7.049     7.032     7.022
     99-28            7.062     7.099     7.085     7.076     7.043     7.025     7.016
     99-28+           7.058     7.096     7.081     7.072     7.038     7.019     7.009
     99-29            7.053     7.093     7.078     7.068     7.032     7.013     7.002
     99-29+           7.048     7.090     7.074     7.064     7.027     7.007     6.995
     99-30            7.044     7.087     7.071     7.060     7.021     7.000     6.989
     99-30+           7.039     7.084     7.067     7.056     7.016     6.994     6.982
     99-31            7.035     7.081     7.064     7.052     7.011     6.988     6.975
     99-31+           7.030     7.078     7.060     7.048     7.005     6.981     6.969
    100-00            7.025     7.075     7.056     7.044     7.000     6.975     6.962
    100-00+           7.021     7.072     7.053     7.040     6.994     6.969     6.955
    100-01            7.016     7.069     7.049     7.036     6.989     6.963     6.948
    100-01+           7.012     7.066     7.046     7.032     6.983     6.956     6.942
    100-02            7.007     7.063     7.042     7.028     6.978     6.950     6.935
    100-02+           7.002     7.060     7.038     7.024     6.972     6.944     6.928
    100-03            6.998     7.057     7.035     7.020     6.967     6.938     6.922
    100-03+           6.993     7.054     7.031     7.016     6.961     6.931     6.915
    100-04            6.989     7.051     7.028     7.012     6.956     6.925     6.908
    100-04+           6.984     7.048     7.024     7.008     6.950     6.919     6.902
    100-05            6.979     7.045     7.021     7.004     6.945     6.913     6.895
    100-05+           6.975     7.043     7.017     7.000     6.940     6.906     6.888
    100-06            6.970     7.040     7.013     6.996     6.934     6.900     6.881
    100-06+           6.966     7.037     7.010     6.992     6.929     6.894     6.875
    100-07            6.961     7.034     7.006     6.988     6.923     6.888     6.868
    100-07+           6.956     7.031     7.003     6.984     6.918     6.881     6.861

First Payment         3.578     5.911     4.744     4.244     2.828     2.661     2.411
Average Life          3.997     6.829     5.383     4.735     3.294     2.822     2.618
Last Payment          4.494     8.244     6.078     5.328     3.828     2.994     2.828
Mod.Dur. @ 100-00     3.374     5.245     4.338     3.899     2.846     2.480     2.316
Accrued Interest      0.510     0.510     0.510     0.510     0.510     0.510     0.510

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $13,400,000.00
COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $13,400,000.00                 BOND A6 PRICE-YIELD TABLE
DATED DATE: 03/01/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     15.00%    18.00%    20.00%    26.00%    28.00%    30.00%
      GR II (CPR)    25.0%     25.00%    25.00%    25.00%    25.00%    25.00%    25.00%
     PRICE

     99-24            7.254     7.274     7.268     7.262     7.245     7.239     7.228
     99-24+           7.250     7.272     7.265     7.259     7.241     7.234     7.223
     99-25            7.246     7.269     7.262     7.256     7.237     7.230     7.217
     99-25+           7.242     7.267     7.260     7.252     7.232     7.225     7.212
     99-26            7.239     7.265     7.257     7.249     7.228     7.220     7.206
     99-26+           7.235     7.262     7.254     7.246     7.224     7.216     7.201
     99-27            7.231     7.260     7.251     7.243     7.220     7.211     7.195
     99-27+           7.227     7.258     7.248     7.240     7.215     7.206     7.190
     99-28            7.224     7.255     7.246     7.237     7.211     7.201     7.184
     99-28+           7.220     7.253     7.243     7.233     7.207     7.197     7.179
     99-29            7.216     7.251     7.240     7.230     7.202     7.192     7.173
     99-29+           7.212     7.248     7.237     7.227     7.198     7.187     7.168
     99-30            7.209     7.246     7.235     7.224     7.194     7.182     7.162
     99-30+           7.205     7.244     7.232     7.221     7.189     7.178     7.157
     99-31            7.201     7.241     7.229     7.217     7.185     7.173     7.151
     99-31+           7.197     7.239     7.226     7.214     7.181     7.168     7.146
    100-00            7.194     7.236     7.223     7.211     7.177     7.164     7.141
    100-00+           7.190     7.234     7.221     7.208     7.172     7.159     7.135
    100-01            7.186     7.232     7.218     7.205     7.168     7.154     7.130
    100-01+           7.183     7.229     7.215     7.202     7.164     7.149     7.124
    100-02            7.179     7.227     7.212     7.198     7.159     7.145     7.119
    100-02+           7.175     7.225     7.210     7.195     7.155     7.140     7.113
    100-03            7.171     7.222     7.207     7.192     7.151     7.135     7.108
    100-03+           7.168     7.220     7.204     7.189     7.147     7.131     7.102
    100-04            7.164     7.218     7.201     7.186     7.142     7.126     7.097
    100-04+           7.160     7.215     7.199     7.183     7.138     7.121     7.091
    100-05            7.156     7.213     7.196     7.179     7.134     7.117     7.086
    100-05+           7.153     7.211     7.193     7.176     7.129     7.112     7.080
    100-06            7.149     7.208     7.190     7.173     7.125     7.107     7.075
    100-06+           7.145     7.206     7.187     7.170     7.121     7.102     7.070
    100-07            7.142     7.204     7.185     7.167     7.117     7.098     7.064
    100-07+           7.138     7.201     7.182     7.164     7.112     7.093     7.059

First Payment         4.494     8.244     6.078     5.328     3.828     2.994     2.828
Average Life          5.145     9.403     7.523     6.310     4.359     3.910     3.308
Last Payment          5.994     9.744     8.911     8.161     4.994     4.494     4.078
Mod.Dur. @ 100-00     4.161     6.619     5.609     4.903     3.621     3.298     2.846
Accrued Interest      0.520     0.520     0.520     0.520     0.520     0.520     0.520

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $20,106,000.00
COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $20,106,000.00           BOND A7 PRICE-YIELD TABLE
DATED DATE: 03/01/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     15.00%    18.00%    20.00%    26.00%    28.00%    30.00%
      GR II (CPR)    25.0%     25.00%    25.00%    25.00%    25.00%    25.00%    25.00%
     PRICE

     99-24            7.680     7.688     7.685     7.684     7.675     7.672     7.667
     99-24+           7.677     7.686     7.683     7.681     7.672     7.669     7.664
     99-25            7.675     7.683     7.681     7.679     7.669     7.665     7.660
     99-25+           7.672     7.681     7.678     7.676     7.666     7.662     7.657
     99-26            7.669     7.679     7.676     7.673     7.663     7.659     7.653
     99-26+           7.666     7.676     7.673     7.671     7.660     7.655     7.649
     99-27            7.663     7.674     7.671     7.668     7.657     7.652     7.646
     99-27+           7.661     7.672     7.668     7.666     7.654     7.649     7.642
     99-28            7.658     7.669     7.666     7.663     7.651     7.645     7.639
     99-28+           7.655     7.667     7.663     7.660     7.648     7.642     7.635
     99-29            7.652     7.665     7.661     7.658     7.645     7.639     7.632
     99-29+           7.649     7.662     7.658     7.655     7.641     7.635     7.628
     99-30            7.647     7.660     7.656     7.653     7.638     7.632     7.624
     99-30+           7.644     7.658     7.653     7.650     7.635     7.629     7.621
     99-31            7.641     7.655     7.651     7.648     7.632     7.626     7.617
     99-31+           7.638     7.653     7.648     7.645     7.629     7.622     7.614
    100-00            7.635     7.651     7.646     7.642     7.626     7.619     7.610
    100-00+           7.633     7.648     7.643     7.640     7.623     7.616     7.607
    100-01            7.630     7.646     7.641     7.637     7.620     7.612     7.603
    100-01+           7.627     7.644     7.638     7.635     7.617     7.609     7.599
    100-02            7.624     7.641     7.636     7.632     7.614     7.606     7.596
    100-02+           7.621     7.639     7.633     7.629     7.611     7.602     7.592
    100-03            7.619     7.637     7.631     7.627     7.608     7.599     7.589
    100-03+           7.616     7.634     7.628     7.624     7.604     7.596     7.585
    100-04            7.613     7.632     7.626     7.622     7.601     7.592     7.582
    100-04+           7.610     7.630     7.623     7.619     7.598     7.589     7.578
    100-05            7.607     7.627     7.621     7.617     7.595     7.586     7.574
    100-05+           7.605     7.625     7.618     7.614     7.592     7.583     7.571
    100-06            7.602     7.623     7.616     7.611     7.589     7.579     7.567
    100-06+           7.599     7.620     7.614     7.609     7.586     7.576     7.564
    100-07            7.596     7.618     7.611     7.606     7.583     7.573     7.560
    100-07+           7.594     7.616     7.609     7.604     7.580     7.569     7.557

First Payment         5.994     9.744     8.911     8.161     4.994     4.494     4.078
Average Life          7.558     9.744     8.911     8.407     6.658     6.111     5.542
Last Payment          7.911     9.744     8.911     8.411     7.494     7.328     7.078
Mod.Dur. @ 100-00     5.554     6.662     6.264     6.011     5.035     4.702     4.347
Accrued Interest      0.549     0.549     0.549     0.549     0.549     0.549     0.549

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $20,400,000.00
COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $20,400,000.00             BOND A8 PRICE-YIELD TABLE
DATED DATE: 03/01/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     15.00%    18.00%    20.00%    26.00%    28.00%    30.00%
      GR II (CPR)    25.0%     25.00%    25.00%    25.00%    25.00%    25.00%    25.00%
     PRICE

     99-24            7.217     7.220     7.218     7.218     7.216     7.215     7.215
     99-24+           7.213     7.217     7.215     7.214     7.213     7.212     7.211
     99-25            7.210     7.214     7.212     7.211     7.209     7.209     7.208
     99-25+           7.207     7.211     7.209     7.208     7.206     7.206     7.205
     99-26            7.204     7.208     7.206     7.205     7.203     7.202     7.202
     99-26+           7.201     7.205     7.203     7.202     7.200     7.199     7.198
     99-27            7.198     7.202     7.200     7.199     7.196     7.196     7.195
     99-27+           7.195     7.199     7.197     7.196     7.193     7.193     7.192
     99-28            7.191     7.197     7.194     7.193     7.190     7.189     7.188
     99-28+           7.188     7.194     7.191     7.190     7.187     7.186     7.185
     99-29            7.185     7.191     7.188     7.187     7.184     7.183     7.182
     99-29+           7.182     7.188     7.185     7.184     7.180     7.180     7.179
     99-30            7.179     7.185     7.182     7.181     7.177     7.176     7.175
     99-30+           7.176     7.182     7.179     7.178     7.174     7.173     7.172
     99-31            7.173     7.179     7.176     7.174     7.171     7.170     7.169
     99-31+           7.169     7.176     7.173     7.171     7.168     7.167     7.165
    100-00            7.166     7.173     7.170     7.168     7.164     7.163     7.162
    100-00+           7.163     7.170     7.167     7.165     7.161     7.160     7.159
    100-01            7.160     7.167     7.164     7.162     7.158     7.157     7.156
    100-01+           7.157     7.164     7.161     7.159     7.155     7.154     7.152
    100-02            7.154     7.162     7.158     7.156     7.152     7.151     7.149
    100-02+           7.151     7.159     7.155     7.153     7.148     7.147     7.146
    100-03            7.147     7.156     7.152     7.150     7.145     7.144     7.143
    100-03+           7.144     7.153     7.149     7.147     7.142     7.141     7.139
    100-04            7.141     7.150     7.146     7.144     7.139     7.138     7.136
    100-04+           7.138     7.147     7.143     7.141     7.136     7.134     7.133
    100-05            7.135     7.144     7.140     7.138     7.132     7.131     7.129
    100-05+           7.132     7.141     7.137     7.134     7.129     7.128     7.126
    100-06            7.129     7.138     7.134     7.131     7.126     7.125     7.123
    100-06+           7.125     7.135     7.131     7.128     7.123     7.121     7.120
    100-07            7.122     7.132     7.128     7.125     7.120     7.118     7.116
    100-07+           7.119     7.129     7.125     7.122     7.116     7.115     7.113

First Payment         3.161     3.078     3.078     3.078     3.328     3.494     3.578
Average Life          6.425     7.120     6.797     6.617     6.259     6.180     6.073
Last Payment          7.911     9.744     8.911     8.411     7.494     7.328     7.078
Mod.Dur. @ 100-00     4.946     5.330     5.152     5.053     4.852     4.807     4.746
Accrued Interest      0.517     0.517     0.517     0.517     0.517     0.517     0.517

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $6,485,000.00
COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $6,485,000.00            BOND M1F PRICE-YIELD TABLE
DATED DATE: 03/01/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     15.00%    18.00%    20.00%    26.00%    28.00%    30.00%
      GR II (CPR)    25.0%     25.00%    25.00%    25.00%    25.00%    25.00%    25.00%
     PRICE

     99-24            7.504     7.517     7.512     7.509     7.500     7.498     7.496
     99-24+           7.500     7.515     7.509     7.506     7.496     7.494     7.492
     99-25            7.497     7.512     7.506     7.502     7.492     7.490     7.488
     99-25+           7.493     7.509     7.503     7.499     7.488     7.486     7.484
     99-26            7.490     7.506     7.500     7.496     7.484     7.482     7.480
     99-26+           7.486     7.503     7.497     7.492     7.481     7.478     7.476
     99-27            7.482     7.501     7.494     7.489     7.477     7.474     7.471
     99-27+           7.479     7.498     7.491     7.486     7.473     7.470     7.467
     99-28            7.475     7.495     7.488     7.482     7.469     7.466     7.463
     99-28+           7.471     7.492     7.484     7.479     7.465     7.462     7.459
     99-29            7.468     7.489     7.481     7.476     7.461     7.458     7.455
     99-29+           7.464     7.487     7.478     7.472     7.457     7.454     7.451
     99-30            7.460     7.484     7.475     7.469     7.453     7.450     7.447
     99-30+           7.457     7.481     7.472     7.466     7.450     7.446     7.443
     99-31            7.453     7.478     7.469     7.462     7.446     7.442     7.438
     99-31+           7.450     7.476     7.466     7.459     7.442     7.438     7.434
    100-00            7.446     7.473     7.463     7.456     7.438     7.434     7.430
    100-00+           7.442     7.470     7.460     7.452     7.434     7.430     7.426
    100-01            7.439     7.467     7.457     7.449     7.430     7.426     7.422
    100-01+           7.435     7.464     7.453     7.446     7.426     7.422     7.418
    100-02            7.432     7.462     7.450     7.442     7.422     7.418     7.414
    100-02+           7.428     7.459     7.447     7.439     7.419     7.414     7.410
    100-03            7.424     7.456     7.444     7.436     7.415     7.410     7.405
    100-03+           7.421     7.453     7.441     7.432     7.411     7.406     7.401
    100-04            7.417     7.451     7.438     7.429     7.407     7.402     7.397
    100-04+           7.413     7.448     7.435     7.426     7.403     7.398     7.393
    100-05            7.410     7.445     7.432     7.423     7.399     7.394     7.389
    100-05+           7.406     7.442     7.429     7.419     7.395     7.390     7.385
    100-06            7.403     7.439     7.426     7.416     7.391     7.386     7.381
    100-06+           7.399     7.437     7.422     7.413     7.388     7.382     7.377
    100-07            7.395     7.434     7.419     7.409     7.384     7.378     7.373
    100-07+           7.392     7.431     7.416     7.406     7.380     7.374     7.368

First Payment         3.161     4.161     3.494     3.078     3.244     3.411     3.494
Average Life          5.499     7.691     6.689     6.133     5.051     4.846     4.672
Last Payment          7.911     9.744     8.911     8.411     7.494     7.328     7.078
Mod.Dur. @ 100-00     4.292     5.588     5.018     4.685     4.011     3.882     3.774
Accrued Interest      0.538     0.538     0.538     0.538     0.538     0.538     0.538

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $12,971,000.00
COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $12,971,000.00          BOND M2F PRICE-YIELD TABLE
DATED DATE: 03/01/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     15.00%    18.00%    20.00%    26.00%    28.00%    30.00%
      GR II (CPR)    25.0%     25.00%    25.00%    25.00%    25.00%    25.00%    25.00%
     PRICE

     99-24            7.753     7.767     7.761     7.758     7.748     7.745     7.743
     99-24+           7.749     7.764     7.758     7.754     7.744     7.741     7.739
     99-25            7.745     7.761     7.755     7.751     7.740     7.737     7.735
     99-25+           7.742     7.758     7.752     7.748     7.736     7.733     7.730
     99-26            7.738     7.756     7.749     7.744     7.732     7.729     7.726
     99-26+           7.734     7.753     7.746     7.741     7.728     7.725     7.722
     99-27            7.731     7.750     7.743     7.738     7.724     7.721     7.718
     99-27+           7.727     7.747     7.740     7.734     7.720     7.717     7.714
     99-28            7.723     7.744     7.736     7.731     7.716     7.713     7.709
     99-28+           7.720     7.741     7.733     7.728     7.713     7.709     7.705
     99-29            7.716     7.739     7.730     7.724     7.709     7.705     7.701
     99-29+           7.712     7.736     7.727     7.721     7.705     7.701     7.697
     99-30            7.709     7.733     7.724     7.718     7.701     7.696     7.692
     99-30+           7.705     7.730     7.721     7.714     7.697     7.692     7.688
     99-31            7.701     7.727     7.718     7.711     7.693     7.688     7.684
     99-31+           7.698     7.725     7.714     7.707     7.689     7.684     7.680
    100-00            7.694     7.722     7.711     7.704     7.685     7.680     7.676
    100-00+           7.690     7.719     7.708     7.701     7.681     7.676     7.671
    100-01            7.687     7.716     7.705     7.697     7.677     7.672     7.667
    100-01+           7.683     7.713     7.702     7.694     7.673     7.668     7.663
    100-02            7.679     7.711     7.699     7.691     7.669     7.664     7.659
    100-02+           7.676     7.708     7.696     7.687     7.665     7.660     7.655
    100-03            7.672     7.705     7.693     7.684     7.662     7.656     7.650
    100-03+           7.668     7.702     7.690     7.681     7.658     7.652     7.646
    100-04            7.665     7.699     7.686     7.677     7.654     7.648     7.642
    100-04+           7.661     7.697     7.683     7.674     7.650     7.644     7.638
    100-05            7.658     7.694     7.680     7.671     7.646     7.640     7.634
    100-05+           7.654     7.691     7.677     7.667     7.642     7.635     7.629
    100-06            7.650     7.688     7.674     7.664     7.638     7.631     7.625
    100-06+           7.647     7.685     7.671     7.661     7.634     7.627     7.621
    100-07            7.643     7.683     7.668     7.657     7.630     7.623     7.617
    100-07+           7.639     7.680     7.665     7.654     7.626     7.619     7.613

First Payment         3.078     4.161     3.494     3.078     3.161     3.161     3.244
Average Life          5.494     7.691     6.689     6.133     5.022     4.795     4.593
Last Payment          7.911     9.744     8.911     8.411     7.494     7.328     7.078
Mod.Dur. @ 100-00     4.255     5.533     4.974     4.646     3.961     3.817     3.690
Accrued Interest      0.555     0.555     0.555     0.555     0.555     0.555     0.555

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $12,383,948.40
COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $12,383,948.40             BOND B1F PRICE-YIELD TABLE
DATED DATE: 03/01/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                                PREPAYMENT SPEED
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     15.00%    18.00%    20.00%    26.00%    28.00%    30.00%
      GR II (CPR)    25.0%     25.00%    25.00%    25.00%    25.00%    25.00%    25.00%
     PRICE

     99-24            8.057     8.072     8.067     8.063     8.052     8.048     8.045
     99-24+           8.053     8.070     8.064     8.059     8.048     8.044     8.041
     99-25            8.050     8.067     8.060     8.056     8.044     8.040     8.036
     99-25+           8.046     8.064     8.057     8.053     8.040     8.036     8.032
     99-26            8.042     8.061     8.054     8.049     8.036     8.032     8.028
     99-26+           8.038     8.058     8.051     8.046     8.032     8.027     8.023
     99-27            8.035     8.055     8.048     8.042     8.028     8.023     8.019
     99-27+           8.031     8.053     8.045     8.039     8.024     8.019     8.015
     99-28            8.027     8.050     8.041     8.036     8.020     8.015     8.010
     99-28+           8.024     8.047     8.038     8.032     8.016     8.011     8.006
     99-29            8.020     8.044     8.035     8.029     8.012     8.006     8.002
     99-29+           8.016     8.041     8.032     8.025     8.008     8.002     7.997
     99-30            8.012     8.038     8.029     8.022     8.004     7.998     7.993
     99-30+           8.009     8.035     8.026     8.019     8.000     7.994     7.989
     99-31            8.005     8.033     8.022     8.015     7.996     7.990     7.984
     99-31+           8.001     8.030     8.019     8.012     7.992     7.986     7.980
    100-00            7.998     8.027     8.016     8.009     7.988     7.981     7.975
    100-00+           7.994     8.024     8.013     8.005     7.984     7.977     7.971
    100-01            7.990     8.021     8.010     8.002     7.980     7.973     7.967
    100-01+           7.987     8.018     8.007     7.998     7.976     7.969     7.962
    100-02            7.983     8.016     8.003     7.995     7.972     7.965     7.958
    100-02+           7.979     8.013     8.000     7.992     7.968     7.961     7.954
    100-03            7.976     8.010     7.997     7.988     7.964     7.956     7.949
    100-03+           7.972     8.007     7.994     7.985     7.960     7.952     7.945
    100-04            7.968     8.004     7.991     7.982     7.956     7.948     7.941
    100-04+           7.964     8.001     7.988     7.978     7.952     7.944     7.936
    100-05            7.961     7.999     7.985     7.975     7.948     7.940     7.932
    100-05+           7.957     7.996     7.981     7.971     7.944     7.936     7.928
    100-06            7.953     7.993     7.978     7.968     7.940     7.931     7.923
    100-06+           7.950     7.990     7.975     7.965     7.936     7.927     7.919
    100-07            7.946     7.987     7.972     7.961     7.932     7.923     7.915
    100-07+           7.942     7.984     7.969     7.958     7.928     7.919     7.910

First Payment         3.078     4.161     3.494     3.078     3.078     3.078     3.078
Average Life          5.472     7.691     6.688     6.128     4.966     4.702     4.466
Last Payment          7.911     9.744     8.911     8.411     7.494     7.328     7.078
Mod.Dur. @ 100-00     4.202     5.467     4.919     4.597     3.891     3.724     3.575
Accrued Interest      0.577     0.577     0.577     0.577     0.577     0.577     0.577

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $281,479,000.00
CURRENT COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $281,479,000.00     BOND A9 DISCOUNT MARGIN ACT/360 TABLE
DATED DATE: 03/27/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                        ASSUMED CONSTANT LIBOR-1M 5.4375
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     23.00%    23.00%    23.00%    23.00%    23.00%    23.00%
      GR II (CPR)    25.0%     15.00%    18.00%    22.00%    28.00%    32.00%    34.00%
     PRICE

     99-24           29.982    25.669    26.888    28.565    31.662    34.649    36.755
     99-24+          29.232    25.189    26.331    27.903    30.806    33.606    35.581
     99-25           28.481    24.709    25.775    27.241    29.950    32.563    34.406
     99-25+          27.731    24.228    25.218    26.580    29.095    31.521    33.232
     99-26           26.981    23.748    24.662    25.919    28.240    30.479    32.058
     99-26+          26.231    23.269    24.106    25.258    27.385    29.437    30.885
     99-27           25.482    22.789    23.550    24.597    26.530    28.396    29.712
     99-27+          24.733    22.309    22.994    23.936    25.676    27.355    28.539
     99-28           23.984    21.830    22.439    23.276    24.822    26.314    27.367
     99-28+          23.235    21.351    21.883    22.616    23.968    25.274    26.195
     99-29           22.486    20.872    21.328    21.956    23.115    24.234    25.023
     99-29+          21.738    20.393    20.773    21.296    22.262    23.194    23.852
     99-30           20.990    19.914    20.218    20.636    21.409    22.154    22.681
     99-30+          20.242    19.435    19.663    19.977    20.556    21.115    21.510
     99-31           19.494    18.957    19.109    19.318    19.704    20.077    20.340
     99-31+          18.747    18.478    18.554    18.659    18.852    19.038    19.170
    100-00           18.000    18.000    18.000    18.000    18.000    18.000    18.000
    100-00+          17.253    17.522    17.446    17.341    17.148    16.962    16.831
    100-01           16.506    17.044    16.892    16.683    16.297    15.925    15.662
    100-01+          15.760    16.566    16.338    16.025    15.446    14.888    14.493
    100-02           15.014    16.088    15.785    15.367    14.595    13.851    13.325
    100-02+          14.268    15.611    15.231    14.709    13.745    12.814    12.157
    100-03           13.522    15.134    14.678    14.052    12.895    11.778    10.990
    100-03+          12.777    14.656    14.125    13.394    12.045    10.742     9.822
    100-04           12.031    14.179    13.572    12.737    11.195     9.707     8.655
    100-04+          11.286    13.702    13.019    12.080    10.346     8.672     7.489
    100-05           10.542    13.225    12.467    11.423     9.497     7.637     6.323
    100-05+           9.797    12.749    11.914    10.767     8.648     6.602     5.157
    100-06            9.053    12.272    11.362    10.110     7.799     5.568     3.991
    100-06+           8.309    11.796    10.810     9.454     6.951     4.534     2.826
    100-07            7.565    11.320    10.258     8.798     6.103     3.501     1.661
    100-07+           6.821    10.843     9.706     8.143     5.255     2.468     0.497

First Payment         0.078     0.078     0.078     0.078     0.078     0.078     0.078
Average Life          2.331     3.888     3.269     2.682     2.017     1.620     1.416
Last Payment          7.911    11.328     9.911     8.578     7.411     6.828     6.578
Mod.Dur. @ 100-00     2.011     3.143     2.711     2.281     1.764     1.447     1.284
Accrued Interest      0.000     0.000     0.000     0.000     0.000     0.000     0.000

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $26,763,000.00
CURRENT COUPON:  TBA %
FACTOR: 1.0000000000
ORIGINAL BALANCE: $26,763,000.00   BOND M1A DISCOUNT MARGIN ACT/360 TABLE
DATED DATE: 03/27/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                        ASSUMED CONSTANT LIBOR-1M 5.4375
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     23.00%    23.00%    23.00%    23.00%    23.00%    23.00%
      GR II (CPR)    25.0%     15.00%    18.00%    22.00%    28.00%    32.00%    34.00%
     PRICE

     99-24           40.466    38.828    39.369    40.085    40.649    40.517    40.235
     99-24+          40.123    38.588    39.096    39.767    40.295    40.172    39.907
     99-25           39.781    38.349    38.822    39.449    39.942    39.826    39.580
     99-25+          39.439    38.109    38.549    39.131    39.588    39.481    39.252
     99-26           39.098    37.870    38.276    38.813    39.235    39.136    38.925
     99-26+          38.756    37.630    38.002    38.495    38.882    38.791    38.597
     99-27           38.414    37.391    37.729    38.177    38.528    38.446    38.270
     99-27+          38.072    37.152    37.456    37.859    38.175    38.101    37.943
     99-28           37.731    36.912    37.183    37.541    37.822    37.756    37.616
     99-28+          37.389    36.673    36.910    37.223    37.469    37.412    37.288
     99-29           37.048    36.434    36.637    36.905    37.116    37.067    36.961
     99-29+          36.706    36.195    36.364    36.587    36.763    36.722    36.634
     99-30           36.365    35.956    36.091    36.270    36.411    36.378    36.307
     99-30+          36.024    35.717    35.818    35.952    36.058    36.033    35.980
     99-31           35.682    35.478    35.545    35.635    35.705    35.689    35.654
     99-31+          35.341    35.239    35.273    35.317    35.353    35.344    35.327
    100-00           35.000    35.000    35.000    35.000    35.000    35.000    35.000
    100-00+          34.659    34.761    34.727    34.683    34.648    34.656    34.673
    100-01           34.318    34.522    34.455    34.365    34.295    34.312    34.347
    100-01+          33.977    34.284    34.182    34.048    33.943    33.967    34.020
    100-02           33.636    34.045    33.910    33.731    33.590    33.623    33.694
    100-02+          33.295    33.806    33.637    33.414    33.238    33.279    33.367
    100-03           32.955    33.568    33.365    33.097    32.886    32.935    33.041
    100-03+          32.614    33.329    33.093    32.780    32.534    32.591    32.714
    100-04           32.273    33.091    32.821    32.463    32.182    32.248    32.388
    100-04+          31.933    32.852    32.548    32.146    31.830    31.904    32.062
    100-05           31.592    32.614    32.276    31.830    31.478    31.560    31.736
    100-05+          31.252    32.375    32.004    31.513    31.126    31.216    31.410
    100-06           30.912    32.137    31.732    31.196    30.775    30.873    31.084
    100-06+          30.572    31.899    31.460    30.880    30.423    30.529    30.758
    100-07           30.231    31.661    31.188    30.563    30.071    30.186    30.432
    100-07+          29.891    31.422    30.916    30.247    29.720    29.842    30.106

First Payment         3.494     4.161     3.494     3.161     3.744     4.161     4.411
Average Life          5.339     8.312     7.032     5.841     5.110     5.220     5.546
Last Payment          7.911    11.328     9.911     8.578     7.411     6.828     6.578
Mod.Dur. @ 100-00     4.403     6.290     5.509     4.733     4.261     4.363     4.598
Accrued Interest      0.000     0.000     0.000     0.000     0.000     0.000     0.000

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $24,917,000.00
CURRENT COUPON:  TBA%
FACTOR: 1.0000000000
ORIGINAL BALANCE: $24,917,000.00 BOND M2A DISCOUNT MARGIN ACT/360 TABLE DATED DATE: 03/27/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                        ASSUMED CONSTANT LIBOR-1M 5.4375
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     23.00%    23.00%    23.00%    23.00%    23.00%    23.00%
      GR II (CPR)    25.0%     15.00%    18.00%    22.00%    28.00%    32.00%    34.00%
     PRICE

     99-24           50.559    48.844    49.385    50.109    50.891    51.147    51.180
     99-24+          50.211    48.603    49.111    49.790    50.522    50.763    50.794
     99-25           49.863    48.363    48.836    49.470    50.154    50.378    50.407
     99-25+          49.515    48.122    48.562    49.150    49.785    49.993    50.020
     99-26           49.167    47.882    48.287    48.831    49.417    49.609    49.634
     99-26+          48.820    47.641    48.013    48.511    49.048    49.224    49.247
     99-27           48.472    47.401    47.739    48.192    48.680    48.840    48.861
     99-27+          48.125    47.161    47.465    47.872    48.312    48.456    48.474
     99-28           47.777    46.920    47.191    47.553    47.943    48.071    48.088
     99-28+          47.430    46.680    46.917    47.233    47.575    47.687    47.702
     99-29           47.082    46.440    46.643    46.914    47.207    47.303    47.316
     99-29+          46.735    46.200    46.369    46.595    46.839    46.919    46.929
     99-30           46.388    45.960    46.095    46.276    46.471    46.535    46.543
     99-30+          46.041    45.720    45.821    45.957    46.103    46.151    46.157
     99-31           45.694    45.480    45.547    45.638    45.735    45.767    45.772
     99-31+          45.347    45.240    45.274    45.319    45.368    45.384    45.386
    100-00           45.000    45.000    45.000    45.000    45.000    45.000    45.000
    100-00+          44.653    44.760    44.726    44.681    44.632    44.616    44.614
    100-01           44.306    44.520    44.453    44.362    44.265    44.233    44.229
    100-01+          43.960    44.281    44.179    44.044    43.897    43.849    43.843
    100-02           43.613    44.041    43.906    43.725    43.530    43.466    43.458
    100-02+          43.266    43.801    43.633    43.407    43.163    43.083    43.072
    100-03           42.920    43.562    43.359    43.088    42.795    42.699    42.687
    100-03+          42.574    43.322    43.086    42.770    42.428    42.316    42.302
    100-04           42.227    43.083    42.813    42.451    42.061    41.933    41.916
    100-04+          41.881    42.843    42.540    42.133    41.694    41.550    41.531
    100-05           41.535    42.604    42.266    41.815    41.327    41.167    41.146
    100-05+          41.188    42.365    41.993    41.497    40.960    40.784    40.761
    100-06           40.842    42.125    41.720    41.178    40.593    40.401    40.376
    100-06+          40.496    41.886    41.447    40.860    40.227    40.018    39.992
    100-07           40.150    41.647    41.174    40.542    39.860    39.636    39.607
    100-07+          39.804    41.408    40.902    40.224    39.493    39.253    39.222

First Payment         3.244     4.161     3.494     3.078     3.411     3.578     3.661
Average Life          5.262     8.312     7.032     5.832     4.897     4.636     4.597
Last Payment          7.911    11.328     9.911     8.578     7.411     6.828     6.578
Mod.Dur. @ 100-00     4.328     6.261     5.487     4.709     4.083     3.913     3.892
Accrued Interest      0.000     0.000     0.000     0.000     0.000     0.000     0.000

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

CURRENT BALANCE: $35,995,051.60
CURRENT COUPON:  TBA %
FACTOR: 1.0000000000
ORIGINAL BALANCE: $35,995,051.60   BOND B1A DISCOUNT MARGIN ACT/360 TABLE
DATED DATE: 03/27/97
FIRST PAYMENT: 04/25/97
TOTAL CLASSES: 15
YIELD TABLE DATE: 03/27/97

                        ASSUMED CONSTANT LIBOR-1M 5.4375
                           *** ALL TABLES TO CALL ***

           PRICING SPEED
      GR I  (HEP)    23.0%     23.00%    23.00%    23.00%    23.00%    23.00%    23.00%
      GR II (CPR)    25.0%     15.00%    18.00%    22.00%    28.00%    32.00%    34.00%
     PRICE

     99-24           80.684    78.895    79.442    80.183    81.123    81.609    81.803
     99-24+          80.328    78.652    79.164    79.858    80.740    81.195    81.377
     99-25           79.972    78.408    78.886    79.534    80.357    80.782    80.951
     99-25+          79.617    78.164    78.608    79.210    79.974    80.368    80.526
     99-26           79.261    77.920    78.330    78.886    79.591    79.955    80.100
     99-26+          78.906    77.677    78.052    78.561    79.208    79.541    79.675
     99-27           78.550    77.433    77.774    78.237    78.825    79.128    79.249
     99-27+          78.195    77.190    77.497    77.913    78.442    78.715    78.824
     99-28           77.840    76.946    77.219    77.589    78.059    78.302    78.399
     99-28+          77.484    76.703    76.941    77.266    77.677    77.889    77.974
     99-29           77.129    76.459    76.664    76.942    77.294    77.476    77.549
     99-29+          76.774    76.216    76.386    76.618    76.911    77.063    77.124
     99-30           76.419    75.973    76.109    76.294    76.529    76.650    76.699
     99-30+          76.064    75.729    75.832    75.971    76.147    76.238    76.274
     99-31           75.709    75.486    75.554    75.647    75.764    75.825    75.849
     99-31+          75.355    75.243    75.277    75.323    75.382    75.412    75.425
    100-00           75.000    75.000    75.000    75.000    75.000    75.000    75.000
    100-00+          74.645    74.757    74.723    74.677    74.618    74.588    74.576
    100-01           74.291    74.514    74.446    74.353    74.236    74.175    74.151
    100-01+          73.936    74.271    74.169    74.030    73.854    73.763    73.727
    100-02           73.582    74.028    73.892    73.707    73.472    73.351    73.302
    100-02+          73.227    73.785    73.615    73.384    73.090    72.939    72.878
    100-03           72.873    73.542    73.338    73.061    72.709    72.527    72.454
    100-03+          72.519    73.300    73.061    72.738    72.327    72.115    72.030
    100-04           72.165    73.057    72.784    72.415    71.945    71.703    71.606
    100-04+          71.811    72.814    72.508    72.092    71.564    71.291    71.182
    100-05           71.457    72.572    72.231    71.769    71.183    70.879    70.759
    100-05+          71.103    72.329    71.955    71.446    70.801    70.468    70.335
    100-06           70.749    72.087    71.678    71.123    70.420    70.056    69.911
    100-06+          70.395    71.844    71.402    70.801    70.039    69.645    69.488
    100-07           70.041    71.602    71.125    70.478    69.658    69.233    69.064
    100-07+          69.688    71.359    70.849    70.156    69.277    68.822    68.641

First Payment         3.078     4.161     3.494     3.078     3.078     3.078     3.078
Average Life          5.178     8.300     7.011     5.794     4.731     4.311     4.162
Last Payment          7.911    11.328     9.911     8.578     7.411     6.828     6.578
Mod.Dur. @ 100-00     4.227     6.170     5.411     4.636     3.924     3.635     3.532
Accrued Interest      0.000     0.000     0.000     0.000     0.000     0.000     0.000

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

             Available Funds information on Adjustable Certificates

        The Adjustable Rate Certificates are subject to an available funds cap
                  = to the Group II  Net Pass-Thru Rate

 DATE  COUPON
-------------
05/97   9.32
06/97   9.37
07/97   9.43
08/97   9.56
09/97   9.72
10/97   9.81
11/97   9.81
12/97   9.86
01/98   9.92
02/98  10.04
03/98  10.20
04/98  10.28
05/98  10.28
06/98  10.30
07/98  10.35
08/98  10.35
09/98  10.36
10/98  10.37
11/98  10.37
12/98  10.47
01/99  10.58
02/99  10.77
03/99  10.88
04/99  10.95
05/99  10.95
06/99  10.95
07/99  11.03
08/99  11.22
09/99  11.22
10/99  11.22
11/99  11.22
12/99  11.22
01/00  11.22
02/00  11.26
03/00  11.32
04/00  11.32 and thereafter

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

--------------------------------------------------------------------------------

     -  AMRESCO 1997-1
     -  Cut Off Date of Tape is  3/1/97
     -  FIXED RATE COLLATERAL
     -  $220,845,948.40
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,687

Lien Status:                       First and Second Lien Loans

Aggregate Unpaid Principal Balance:               $220,845,948.40
Aggregate Original Principal Balance:             $222,002,155.00

Weighted Average Gross Coupon:                            10.107%
Gross Coupon Range:                             6.840% -  16.330%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $82,190.53
Average Original Principal Balance:                    $82,620.82

Maximum Unpaid Principal Balance:                     $617,951.41
Minimum Unpaid Principal Balance:                          $82.00

Maximum Original Principal Balance:                   $624,000.00
Minimum Original Principal Balance:                    $10,500.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         325.179
Stated Rem Term Range:                         115.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):       5.524
Age Range:                                       0.000 -   38.000

Weighted Average Original Term:                           330.703
Original Term Range:                           120.000 -  360.000

Weighted Average Combined LTV:                             69.702
Combined LTV Range:                             6.667% - 100.000%

--------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 6.50% < Gross Coupon < =  7.00%         2          108,267.15       0.05
 7.00% < Gross Coupon < =  7.50%         4          645,624.86       0.29
 7.50% < Gross Coupon < =  7.75%        30        4,459,517.67       2.02
 7.75% < Gross Coupon < =  8.00%        62        9,031,052.76       4.09
 8.00% < Gross Coupon < =  8.25%        86       13,353,943.87       6.05
 8.25% < Gross Coupon < =  8.50%       106       13,063,888.35       5.92
 8.50% < Gross Coupon < =  8.75%       108       10,906,997.05       4.94
 8.75% < Gross Coupon < =  9.00%       150       14,625,290.61       6.62
 9.00% < Gross Coupon < =  9.25%       104        9,708,899.70       4.40
 9.25% < Gross Coupon < =  9.50%       138       14,821,714.07       6.71
 9.50% < Gross Coupon < =  9.75%       141       11,682,014.90       5.29
 9.75% < Gross Coupon < = 10.00%       221       19,523,391.03       8.84
10.00% < Gross Coupon < = 10.25%        96        8,279,252.23       3.75
10.25% < Gross Coupon < = 10.50%       166       12,385,566.47       5.61
10.50% < Gross Coupon < = 10.75%       170       13,192,470.63       5.97
10.75% < Gross Coupon < = 11.00%       172       13,217,413.86       5.98
11.00% < Gross Coupon < = 11.25%        81        5,563,569.43       2.52
11.25% < Gross Coupon < = 11.50%        94        5,108,980.44       2.31
11.50% < Gross Coupon < = 11.75%       132        9,209,714.50       4.17
11.75% < Gross Coupon < = 12.00%       103        6,284,239.46       2.85
12.00% < Gross Coupon < = 12.25%        68        3,783,250.64       1.71
12.25% < Gross Coupon < = 12.50%        66        3,392,016.19       1.54
12.50% < Gross Coupon < = 12.75%        82        3,894,042.32       1.76
12.75% < Gross Coupon < = 13.00%        57        3,018,402.99       1.37
13.00% < Gross Coupon < = 13.25%        40        2,057,396.81       0.93
13.25% < Gross Coupon < = 13.50%        47        2,348,709.91       1.06
13.50% < Gross Coupon < = 13.75%        37        1,738,376.00       0.79
13.75% < Gross Coupon < = 14.00%        39        1,785,599.75       0.81
14.00% < Gross Coupon < = 14.25%        24        1,051,520.44       0.48
14.25% < Gross Coupon < = 14.50%        17          796,089.04       0.36
14.50% < Gross Coupon < = 14.75%        16          862,861.23       0.39
14.75% < Gross Coupon < = 15.00%         8          267,027.86       0.12
15.00% < Gross Coupon < = 15.25%         9          274,905.57       0.12
15.25% < Gross Coupon < = 15.50%         6          230,656.61       0.10
15.75% < Gross Coupon < = 16.00%         3          131,057.14       0.06
16.00% < Gross Coupon < = 16.25%         1           25,347.24       0.01
16.25% < Gross Coupon < = 16.50%         1           16,879.62       0.01
----------------------------------------------------------------------------
Total..........                       2687     $220,845,948.40     100.00%
============================================================================
                                ORIGINAL TERM

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

108 < Orig. Term < = 120       1          79,597.35           0.04%
168 < Orig. Term < = 180     584      35,209,577.12          15.94%
228 < Orig. Term < = 240      17         944,943.33           0.43%
348 < Orig. Term < = 360   2,085     184,611,830.60          83.59%
-------------------------------------------------------------------
Total............          2,687     220,845,948.40         100.00%
===================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

=====================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                       REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

108 < Rem Term < = 120         1          79,597.35           0.04%
132 < Rem Term < = 144         4         224,985.48           0.10%
144 < Rem Term < = 156        11         495,488.88           0.22%
156 < Rem Term < = 168        32       1,907,413.62           0.86%
168 < Rem Term < = 180       537      32,581,689.14          14.75%
228 < Rem Term < = 240        17         944,943.33           0.43%
312 < Rem Term < = 324        31       2,737,567.52           1.24%
324 < Rem Term < = 336        47       4,572,142.18           2.07%
336 < Rem Term < = 348       217      31,150,661.07          14.11%
348 < Rem Term < = 360     1,790     146,151,459.83          66.18%
-------------------------------------------------------------------
Total............          2,687     220,845,948.40         100.00%
===================================================================

                                   AGE OF LOAN

                                                         PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

      Age   =   0            176      13,316,005.00           6.03%
  0 < Age < =  12          2,193     169,125,270.03          76.58%
 12 < Age < =  24            227      30,460,149.35          13.79%
 24 < Age < =  36             67       5,832,342.76           2.64%
 36 < Age < =  48             24       2,112,181.26           0.96%
-------------------------------------------------------------------
Total............          2,687     220,845,948.40         100.00%
===================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
 Original CLTV Ratio                  Loans       Balance          Balance

  5.000 < CLTV < =  10.000                    5         286,730.08       0.13
 10.000 < CLTV < =  15.000                    7         310,152.51       0.14
 15.000 < CLTV < =  20.000                   13         561,811.18       0.25
 20.000 < CLTV < =  25.000                   26       1,114,485.24       0.50
 25.000 < CLTV < =  30.000                   31       1,469,700.66       0.67
 30.000 < CLTV < =  35.000                   45       2,453,527.74       1.11
 35.000 < CLTV < =  40.000                   51       2,825,257.90       1.28
 40.000 < CLTV < =  45.000                   61       3,446,495.86       1.56
 45.000 < CLTV < =  50.000                  130       7,792,319.14       3.53
 50.000 < CLTV < =  55.000                  136       9,454,799.24       4.28
 55.000 < CLTV < =  60.000                  247      15,183,046.87       6.87
 60.000 < CLTV < =  65.000                  323      23,021,923.38      10.42
 65.000 < CLTV < =  70.000                  448      34,798,191.94      15.76
 70.000 < CLTV < =  75.000                  450      38,076,829.81      17.24
 75.000 < CLTV < =  80.000                  531      58,889,294.50      26.67
 80.000 < CLTV < =  85.000                  111      12,655,454.79       5.73
 85.000 < CLTV < =  90.000                   69       8,310,305.16       3.76
 90.000 < CLTV < =  95.000                    1         154,661.52       0.07
 95.000 < CLTV < = 100.000                    2          40,960.88       0.02
--------------------------------------------------------------------------
Total....................                 2,687    $220,845,948.40     100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

         0 < Balance < =    5,000       1              082.00       0.00
    10,000 < Balance < =   15,000      16          205,313.95       0.09
    15,000 < Balance < =   20,000      82        1,526,044.25       0.69
    20,000 < Balance < =   25,000     124        2,857,132.38       1.29
    25,000 < Balance < =   30,000     140        3,877,166.36       1.76
    30,000 < Balance < =   35,000     173        5,714,079.69       2.59
    35,000 < Balance < =   40,000     150        5,675,425.52       2.57
    40,000 < Balance < =   45,000     134        5,740,172.84       2.60
    45,000 < Balance < =   50,000     157        7,509,532.92       3.40
    50,000 < Balance < =   55,000     131        6,900,715.02       3.12
    55,000 < Balance < =   60,000     148        8,571,360.78       3.88
    60,000 < Balance < =   65,000     117        7,371,827.25       3.34
    65,000 < Balance < =   70,000     110        7,476,668.05       3.39
    70,000 < Balance < =   75,000      95        6,946,486.91       3.15
    75,000 < Balance < =   80,000      91        7,108,909.94       3.22
    80,000 < Balance < =   85,000      89        7,338,989.19       3.32
    85,000 < Balance < =   90,000      77        6,781,820.66       3.07
    90,000 < Balance < =   95,000      72        6,671,885.03       3.02
    95,000 < Balance < =  100,000      94        9,202,934.49       4.17
   100,000 < Balance < =  105,000      65        6,686,023.05       3.03
   105,000 < Balance < =  110,000      40        4,302,502.67       1.95
   110,000 < Balance < =  115,000      60        6,746,124.95       3.05
   115,000 < Balance < =  120,000      47        5,547,841.05       2.51
   120,000 < Balance < =  125,000      45        5,527,678.20       2.50
   125,000 < Balance < =  130,000      48        6,140,659.81       2.78
   130,000 < Balance < =  135,000      32        4,258,616.46       1.93
   135,000 < Balance < =  140,000      29        3,995,806.73       1.81
   140,000 < Balance < =  145,000      32        4,575,359.19       2.07
   145,000 < Balance < =  150,000      18        2,677,245.00       1.21
   150,000 < Balance < =  200,000     111       19,048,461.15       8.63
   200,000 < Balance < =  250,000      81       17,841,074.64       8.08
   250,000 < Balance < =  300,000      35        9,548,511.25       4.32
   300,000 < Balance < =  350,000      19        6,127,708.04       2.77
   350,000 < Balance < =  400,000      13        4,940,439.76       2.24
   400,000 < Balance < =  450,000       4        1,682,386.02       0.76
   450,000 < Balance < =  500,000       4        1,924,987.47       0.87
   550,000 < Balance < =  600,000       1          563,000.00       0.25
   600,000 < Balance < =  650,000       2        1,234,975.73       0.56
--------------------------------------------------------------------------
Total....................           2687      $220,845,948.40     100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AR                         9                 264,844.59         0.12
AZ                       107               7,334,376.30         3.32
CA                       814              94,361,508.16        42.73
CO                        93               7,274,330.54         3.29
CT                        13               1,109,257.25         0.50
DC                         9                 687,359.75         0.31
DE                         7                 275,188.42         0.12
FL                       204              11,980,915.69         5.43
GA                        73               5,020,666.07         2.27
HI                        40               7,847,044.42         3.55
IA                         5                 161,801.17         0.07
ID                        17               1,093,140.01         0.49
IL                       169              12,179,969.85         5.52
IN                       129               5,444,719.45         2.47
KS                        10                 598,730.57         0.27
KY                        26               1,103,709.43         0.50
LA                        15               1,078,770.97         0.49
MA                        21               1,493,148.15         0.68
MD                        29               1,957,710.14         0.89
ME                         2                  98,721.46         0.04
MI                        97               5,531,124.08         2.50
MN                        25               1,813,858.76         0.82
MO                        47               2,183,054.87         0.99
MS                         9                 358,087.50         0.16
MT                         5                 367,751.62         0.17
NC                        60               3,105,999.74         1.41
NE                         5                 296,845.62         0.13
NH                         3                 261,393.93         0.12
NJ                        17               1,482,981.67         0.67
NM                        13                 939,386.25         0.43
NV                        34               3,112,029.96         1.41
NY                        63               5,865,535.06         2.66
OH                        79               4,578,501.03         2.07
OK                         8                 270,381.90         0.12
OR                        91               7,248,141.88         3.28
PA                        39               2,222,006.31         1.01
RI                         7                 533,830.53         0.24
SC                        33               1,458,071.50         0.66
SD                         1                  34,089.75         0.02
TN                         8                 387,658.19         0.18
TX                        89               5,532,796.43         2.51
UT                        63               5,185,345.71         2.35
VA                        24               1,625,866.26         0.74
WA                        60               4,528,446.36         2.05
WI                        10                 312,086.48         0.14
WV                         3                 107,513.87         0.05
WY                         2                 137,250.75         0.06
--------------------------------------------------------------------------
Total...............    2687            $220,845,948.40       100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   2367       195,492,327.50      88.52
Manufactured Housing              16           773,523.03       0.35
PUD                               21         2,727,159.58       1.23
Townhouses                         8           341,530.48       0.15
Condominiums                      60         4,509,945.26       2.04
2-4 Family                       192        15,238,246.71       6.90
Mobile Home                        2           108,976.60       0.05
Other                             21         1,654,239.24       0.75
--------------------------------------------------------------------------
Total...............            2687      $220,845,948.40     100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      2353   201,564,407.42          91.27
Non Owner Occ.                   334    19,281,540.98           8.73
--------------------------------------------------------------------------
Total..................         2687  $220,845,948.40         100.00%
==========================================================================

                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       2642             219,040,620.08        99.18
2                         45               1,805,328.32         0.82
--------------------------------------------------------------------------
Total...............    2687            $220,845,948.40       100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                  Amortization


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                2549   208,950,791.11          94.61
Partially Amortizing             138    11,895,157.29           5.39
--------------------------------------------------------------------------
Total..................         2687  $220,845,948.40         100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                               PREPAYMENT PENALTY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

NO                      1128              91,722,654.74        41.53
YES                     1559             129,123,293.66        58.47
--------------------------------------------------------------------------
Total...............    2687            $220,845,948.40       100.00%
==========================================================================

                                   ORIGINATOR

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

ACCREDITED                 2                  97,192.47         0.04
ADMIRAL                   14               1,290,934.68         0.58
AMRESCO                  406              26,075,624.76        11.81
BNC                      392              26,785,278.49        12.13
FIRST COLONY              36               3,532,445.93         1.60
INVESTAID                 46               3,383,844.04         1.53
LONG BEACH                82               9,968,073.82         4.51
NATIONAL                  44               3,487,761.22         1.58
NEW CENTURY              493              42,811,201.40        19.39
OPTION ONE               222              16,013,401.78         7.25
PROVIDIAN                397              45,938,371.46        20.80
QUALITY                  444              32,275,750.85        14.61
UNITED LENDI               4                 537,498.36         0.24
WAYERHAEUSER             105               8,648,569.14         3.92
--------------------------------------------------------------------------
Total...............    2687            $220,845,948.40       100.00%
==========================================================================

                                    PAG CODES

                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
                     Loans            Balance            Balance

   1                   602           63,076,652.79        28.56
   2                   903           81,271,214.04        36.80
   3                   546           40,225,434.65        18.21
   4                   228           13,484,292.42         6.11
   5                   402           22,300,759.74        10.10
Missing                  6              487,594.76         0.22
-----------------------------------------------------------------
Total..........       2687         $220,845,948.40       100.00%
=================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                           LOAN SUMMARY STRATIFIED BY
                                    LOAN TYPE

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

5/6                              148        13,194,249.92       5.97
FIXED                           2539       207,651,698.48      94.03
--------------------------------------------------------------------------
Total..................         2687      $220,845,948.40     100.00%
==========================================================================

FOLLOWING STRATIFICATOINS PERTAIN SOLELY TO THE 5/25 ADJUSTIBLE RATE LOANS WHICH ARE INCLUDED IN THR GROUP ONE COLLATERAL.

                           NEXT INTEREST ROLLDATE DATE

                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   10/01/01              3        $207,826.06            01.58
   11/01/01             14      $1,343,941.43            10.19
   12/01/01             40      $4,081,749.12            30.94
   01/01/02             49      $4,554,404.22            34.52
   02/01/02             35      $1,989,629.09            15.08
   03/01/02              7      $1,016,700.00            07.71
--------------------------------------------------------------------------
Total........          148     $13,194,249.92           100.00%
==========================================================================

                                 DISTRIBUTION OF
                                     MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage       Principal          Principal
        Margin               Loans         Balance            Balance

 4.5 < Margin < =  5.0          1          45,978.08           0.35
 5.0 < Margin < =  5.5         12       1,329,031.55          10.07
 5.5 < Margin < =  6.0         28       2,661,626.37          20.17
 6.0 < Margin < =  6.5         34       3,293,212.23          24.96
 6.5 < Margin < =  7.0         23       1,771,027.62          13.42
 7.0 < Margin < =  7.5         21       1,267,596.55           9.61
 7.5 < Margin < =  8.0         17       1,728,997.07          13.10
 8.0 < Margin < =  8.5         10         761,919.46           5.77
 8.5 < Margin < =  9.0          2         334,860.99           2.54
--------------------------------------------------------------------------
Total.................         148    $ 13,194,249.92         100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
          Gross                   Mortgage     Principal          Principal
         Life Cap                   Loans       Balance            Balance

13.000 < LIFE CAP < = 13.500            2       108,267.15           0.82
13.500 < LIFE CAP < = 14.000            2       184,586.66           1.40
14.000 < LIFE CAP < = 14.500            3       290,985.09           2.21
14.500 < LIFE CAP < = 15.000            5       610,136.39           4.62
15.000 < LIFE CAP < = 15.500            8       775,970.32           5.88
15.500 < LIFE CAP < = 16.000           23     2,255,879.53          17.10
16.000 < LIFE CAP < = 16.500            9     1,419,542.09          10.76
16.500 < LIFE CAP < = 17.000           21     2,322,408.12          17.60
17.000 < LIFE CAP < = 17.500           16     1,595,235.69          12.09
17.500 < LIFE CAP < = 18.000           10       810,650.35           6.14
18.000 < LIFE CAP < = 18.500            8       442,659.27           3.35
18.500 < LIFE CAP < = 19.000           11       892,080.85           6.76
19.000 < LIFE CAP < = 19.500            6       247,059.31           1.87
19.500 < LIFE CAP < = 20.000            6       436,663.54           3.31
20.000 < LIFE CAP < = 20.500            5       285,281.43           2.16
20.500 < LIFE CAP < = 21.000            8       285,846.32           2.17
21.000 < LIFE CAP < = 21.500            2       102,222.87           0.77
21.500 < LIFE CAP < = 22.000            2        88,186.71           0.67
22.000 < LIFE CAP < = 22.500            1        40,588.23           0.31
---------------------------------------------------------------------------
Total.................                148  $ 13,194,249.92         100.00%
===========================================================================

                           LOA SUMMARY STRATIFIED BY
                                  LIFE FLOOR

                                                          Percentage of
                                              Aggregate   Cut-Off Date
                                 Number of     Unpaid       Aggregate
            Gross                Mortgage     Principal     Principal
          Life Floor               Loans       Balance       Balance

 6.500 < Life Floor < =  7.000         2       108,267.15      0.82
 7.000 < Life Floor < =  7.500         2       184,586.66      1.40
 7.500 < Life Floor < =  8.000         3       290,985.09      2.21
 8.000 < Life Floor < =  8.500         7       906,563.27      6.87
 8.500 < Life Floor < =  9.000        17     1,734,568.47     13.15
 9.000 < Life Floor < =  9.500        18     2,161,919.46     16.39
 9.500 < Life Floor < = 10.000        21     2,378,178.40     18.02
10.000 < Life Floor < = 10.500        15     1,613,733.19     12.23
10.500 < Life Floor < = 11.000        13       946,158.48      7.17
11.000 < Life Floor < = 11.500         7       287,098.21      2.18
11.500 < Life Floor < = 12.000        11       991,166.30      7.51
12.000 < Life Floor < = 12.500         7       311,667.28      2.36
12.500 < Life Floor < = 13.000         7       477,232.40      3.62
13.000 < Life Floor < = 13.500         5       285,281.43      2.16
13.500 < Life Floor < = 14.000         8       285,846.32      2.17
14.000 < Life Floor < = 14.500         2       102,222.87      0.77
14.500 < Life Floor < = 15.000         2        88,186.71      0.67
15.000 < Life Floor < = 15.500         1        40,588.23      0.31
--------------------------------------------------------------------------
Total.................                148   $13,194,249.92    100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

--------------------------------------------------------------------------------

     -  AMRESCO 1997-1
     -  Cut Off Date of Tape is  3/1/97
     -  ARM COLLATERAL
     -  $306,064,443.90
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,879

Index:                                              6 Month LIBOR

Lien Status:                       First and Second Lien Loans

Aggregate Unpaid Principal Balance:               $306,064,443.90
Aggregate Original Principal Balance:             $306,406,636.00

Weighted Average Coupon (Gross):                           9.809%
Gross Coupon Range:                             4.510% -  15.875%

Weighted Average Margin (Gross):                           6.103%
Gross Margin Range:                             2.875% -   9.760%

Weighted Average Life Cap (Gross):                        16.205%
Gross Life Cap Range:                          11.510% -  22.875%

Weighted Average Life Floor (Gross):                       9.783%
Gross Life Floor Range:                         4.625% -  15.875%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                     $106,309.29
Average Original Principal Balance:                   $106,428.15

Maximum Unpaid Principal Balance:                   $1,000,000.00
Minimum Unpaid Principal Balance:                      $15,196.16

Maximum Original Principal Balance:                 $1,000,000.00
Minimum Original Principal Balance:                    $15,200.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         356.512
Stated Rem Term Range:                         173.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            1.963
Age Range:                                       0.000 -   31.000

Weighted Average Original Term:                           358.475
Original Term Range:                           180.000 -  360.000

Weighted Average Combined LTV:                             72.954
Combined LTV Range:                             4.491% - 100.000%

Weighted Average Periodic Interest Cap:                    1.116%
Periodic Interest Cap Range:                    1.000% -   3.500%

Weighted Average Months to Interest Roll:                  16.483
Months to Interest Roll Range:                           1 -   36

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

--------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 0.00% < Gross Coupon < =  5.00%         3          368,630.84       0.12
 5.50% < Gross Coupon < =  6.00%         7          966,279.88       0.32
 6.00% < Gross Coupon < =  6.50%        15        1,721,374.56       0.56
 6.50% < Gross Coupon < =  7.00%        27        4,984,473.92       1.63
 7.00% < Gross Coupon < =  7.50%        44        6,481,552.14       2.12
 7.50% < Gross Coupon < =  7.75%        43        5,972,238.48       1.95
 7.75% < Gross Coupon < =  8.00%        66        9,396,922.85       3.07
 8.00% < Gross Coupon < =  8.25%        77       11,105,491.89       3.63
 8.25% < Gross Coupon < =  8.50%       103       12,990,736.62       4.24
 8.50% < Gross Coupon < =  8.75%       151       19,060,558.72       6.23
 8.75% < Gross Coupon < =  9.00%       179       23,181,376.60       7.57
 9.00% < Gross Coupon < =  9.25%       163       18,129,714.21       5.92
 9.25% < Gross Coupon < =  9.50%       205       24,870,468.19       8.13
 9.50% < Gross Coupon < =  9.75%       206       25,275,534.57       8.26
 9.75% < Gross Coupon < = 10.00%       215       22,959,028.02       7.50
10.00% < Gross Coupon < = 10.25%       154       14,160,582.68       4.63
10.25% < Gross Coupon < = 10.50%       159       17,344,678.78       5.67
10.50% < Gross Coupon < = 10.75%       177       16,603,976.87       5.42
10.75% < Gross Coupon < = 11.00%       202       19,651,519.85       6.42
11.00% < Gross Coupon < = 11.25%        96        7,856,869.04       2.57
11.25% < Gross Coupon < = 11.50%       113        9,648,777.89       3.15
11.50% < Gross Coupon < = 11.75%        86        6,739,333.44       2.20
11.75% < Gross Coupon < = 12.00%        93        6,198,579.37       2.03
12.00% < Gross Coupon < = 12.25%        49        3,827,954.33       1.25
12.25% < Gross Coupon < = 12.50%        41        3,146,217.92       1.03
12.50% < Gross Coupon < = 12.75%        39        2,345,164.05       0.77
12.75% < Gross Coupon < = 13.00%        35        3,116,412.33       1.02
13.00% < Gross Coupon < = 13.25%        24        1,376,646.23       0.45
13.25% < Gross Coupon < = 13.50%        22        1,355,010.68       0.44
13.50% < Gross Coupon < = 13.75%        19        1,046,961.72       0.34
13.75% < Gross Coupon < = 14.00%        13          726,397.41       0.24
14.00% < Gross Coupon < = 14.25%        22        1,416,014.16       0.46
14.25% < Gross Coupon < = 14.50%        12          802,811.28       0.26
14.50% < Gross Coupon < = 14.75%         5          223,135.86       0.07
14.75% < Gross Coupon < = 15.00%        10          720,627.87       0.24
15.00% < Gross Coupon < = 15.25%         1           53,200.00       0.02
15.50% < Gross Coupon < = 15.75%         2          176,198.06       0.06
15.75% < Gross Coupon < = 16.00%         1           62,992.59       0.02
----------------------------------------------------------------------------
Total..........                       2879     $306,064,443.90     100.00%
============================================================================

                                  ORIGINAL TERM

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

168 < Orig. Term < = 180      46       2,592,240.25           0.85%
348 < Orig. Term < = 360   2,833     303,472,203.65          99.15%
-------------------------------------------------------------------
Total............          2,879     306,064,443.90         100.00%
===================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                       REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

168 < Rem Term < = 180        46       2,592,240.25           0.85%
324 < Rem Term < = 336         1         425,880.78           0.14%
336 < Rem Term < = 348         2         176,725.61           0.06%
348 < Rem Term < = 360     2,830     302,869,597.26          98.96%
-------------------------------------------------------------------
Total............          2,879     306,064,443.90         100.00%
===================================================================

                                   AGE OF LOAN

                                                         PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

      Age   =   0            328      31,184,558.09          10.19%
  0 < Age < =  12          2,549     274,355,646.58          89.64%
 12 < Age < =  24              1          98,358.45           0.03%
 24 < Age < =  36              1         425,880.78           0.14%
-------------------------------------------------------------------
Total............          2,879     306,064,443.90         100.00%
===================================================================

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
 Original CLTV Ratio                  Loans       Balance          Balance

  0.000 < CLTV < =   5.000                    1          74,733.61       0.02
  5.000 < CLTV < =  10.000                    1          19,985.03       0.01
 15.000 < CLTV < =  20.000                    4         248,692.91       0.08
 20.000 < CLTV < =  25.000                    6         231,845.59       0.08
 25.000 < CLTV < =  30.000                   13         665,590.38       0.22
 30.000 < CLTV < =  35.000                   18       1,460,727.72       0.48
 35.000 < CLTV < =  40.000                   24       1,433,790.83       0.47
 40.000 < CLTV < =  45.000                   46       3,278,325.54       1.07
 45.000 < CLTV < =  50.000                   84       8,052,640.00       2.63
 50.000 < CLTV < =  55.000                   86       5,841,817.20       1.91
 55.000 < CLTV < =  60.000                  205      18,859,645.63       6.16
 60.000 < CLTV < =  65.000                  336      31,585,334.56      10.32
 65.000 < CLTV < =  70.000                  522      48,013,137.77      15.69
 70.000 < CLTV < =  75.000                  597      66,255,829.66      21.65
 75.000 < CLTV < =  80.000                  602      74,199,320.11      24.24
 80.000 < CLTV < =  85.000                  115      15,423,682.28       5.04
 85.000 < CLTV < =  90.000                  216      30,093,753.54       9.83
 90.000 < CLTV < =  95.000                    1         138,110.37       0.05
 95.000 < CLTV < = 100.000                    2         187,481.17       0.06
--------------------------------------------------------------------------
Total....................                 2,879    $306,064,443.90     100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                                 DISTRIBUTION OF
                                     MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage       Principal          Principal
        Margin               Loans         Balance            Balance

 2.5 < Margin < =  3.0           2         832,784.73           0.27
 3.0 < Margin < =  3.5           1          34,435.86           0.01
 3.5 < Margin < =  4.0           4       1,114,854.96           0.36
 4.0 < Margin < =  4.5          61       7,249,857.93           2.37
 4.5 < Margin < =  5.0         262      32,444,273.78          10.60
 5.0 < Margin < =  5.5         555      62,875,522.70          20.54
 5.5 < Margin < =  6.0         481      54,403,649.58          17.78
 6.0 < Margin < =  6.5         509      53,436,184.54          17.46
 6.5 < Margin < =  7.0         441      43,588,693.37          14.24
 7.0 < Margin < =  7.5         298      28,034,039.59           9.16
 7.5 < Margin < =  8.0         186      15,707,964.33           5.13
 8.0 < Margin < =  8.5          46       3,655,777.45           1.19
 8.5 < Margin < =  9.0          23       2,044,398.38           0.67
 9.0 < Margin < =  9.5           9         584,682.37           0.19
 9.5 < Margin < = 10.0           1          57,324.33           0.02
--------------------------------------------------------------------------
Total.................       2,879    $306,064,443.90         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
          Gross                   Mortgage     Principal          Principal
         Life Cap                   Loans       Balance            Balance

11.500 < LIFE CAP < = 12.000             3       368,630.84           0.12
12.000 < LIFE CAP < = 12.500             5       381,615.32           0.12
12.500 < LIFE CAP < = 13.000            19     3,140,358.98           1.03
13.000 < LIFE CAP < = 13.500            37     4,825,508.09           1.58
13.500 < LIFE CAP < = 14.000            62     9,332,147.24           3.05
14.000 < LIFE CAP < = 14.500           137    17,700,734.30           5.78
14.500 < LIFE CAP < = 15.000           249    34,592,985.43          11.30
15.000 < LIFE CAP < = 15.500           296    39,466,006.81          12.89
15.500 < LIFE CAP < = 16.000           399    45,051,321.68          14.72
16.000 < LIFE CAP < = 16.500           344    36,613,839.76          11.96
16.500 < LIFE CAP < = 17.000           388    40,503,795.59          13.23
17.000 < LIFE CAP < = 17.500           240    21,614,832.35           7.06
17.500 < LIFE CAP < = 18.000           254    20,467,111.27           6.69
18.000 < LIFE CAP < = 18.500           127     9,367,949.07           3.06
18.500 < LIFE CAP < = 19.000           101     8,453,530.12           2.76
19.000 < LIFE CAP < = 19.500            63     4,465,494.86           1.46
19.500 < LIFE CAP < = 20.000            58     3,385,453.26           1.11
20.000 < LIFE CAP < = 20.500            36     2,430,133.30           0.79
20.500 < LIFE CAP < = 21.000            23     1,489,794.91           0.49
21.000 < LIFE CAP < = 21.500            23     1,341,146.82           0.44
21.500 < LIFE CAP < = 22.000            12       847,111.31           0.28
22.000 < LIFE CAP < = 22.500             1        53,200.00           0.02
22.500 < LIFE CAP < = 23.000             2       171,742.59           0.06
--------------------------------------------------------------------------
Total.................                2879  $306,064,443.90         100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                           NEXT INTEREST ROLLDATE DATE

                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   04/01/97             19      $3,304,267.98            01.08
   05/01/97             94     $13,185,009.14            04.31
   06/01/97            163     $20,730,215.16            06.77
   07/01/97            322     $40,525,658.75            13.24
   08/01/97            369     $41,309,177.42            13.50
   09/01/97            133     $13,310,684.76            04.35
   07/01/98              2        $353,824.15            00.12
   08/01/98              3        $129,998.61            00.04
   09/01/98              8        $388,838.82            00.13
   10/01/98             27      $3,239,160.16            01.06
   11/01/98            123     $12,705,816.86            04.15
   12/01/98            181     $19,882,239.73            06.50
   01/01/99            392     $39,004,565.80            12.74
   02/01/99            264     $26,654,997.62            08.71
   03/01/99            185     $17,026,167.09            05.56
   04/01/99              1         $27,884.29            00.01
   06/01/99              1         $33,944.20            00.01
   09/01/99              1        $141,845.79            00.05
   10/01/99              2        $152,201.31            00.05
   11/01/99              3        $499,044.78            00.16
   12/01/99             14      $1,403,113.90            00.46
   01/01/00            207     $20,215,131.66            06.60
   02/01/00            339     $29,800,859.92            09.74
   03/01/00             26      $2,039,796.00            00.67
--------------------------------------------------------------------------
Total........         2879    $306,064,443.90          100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

    15,000 < Balance < =   20,000      33          607,105.35       0.20
    20,000 < Balance < =   25,000      60        1,384,511.56       0.45
    25,000 < Balance < =   30,000      76        2,121,594.76       0.69
    30,000 < Balance < =   35,000     105        3,452,143.08       1.13
    35,000 < Balance < =   40,000     103        3,906,664.87       1.28
    40,000 < Balance < =   45,000     115        4,907,052.92       1.60
    45,000 < Balance < =   50,000     115        5,544,348.09       1.81
    50,000 < Balance < =   55,000     133        6,975,945.72       2.28
    55,000 < Balance < =   60,000     147        8,488,697.15       2.77
    60,000 < Balance < =   65,000     134        8,430,660.17       2.75
    65,000 < Balance < =   70,000     131        8,865,808.15       2.90
    70,000 < Balance < =   75,000     108        7,883,982.85       2.58
    75,000 < Balance < =   80,000      95        7,408,699.65       2.42
    80,000 < Balance < =   85,000     112        9,271,546.52       3.03
    85,000 < Balance < =   90,000     120       10,545,447.33       3.45
    90,000 < Balance < =   95,000      83        7,705,976.37       2.52
    95,000 < Balance < =  100,000      97        9,463,038.96       3.09
   100,000 < Balance < =  105,000      84        8,624,812.69       2.82
   105,000 < Balance < =  110,000      74        7,997,694.85       2.61
   110,000 < Balance < =  115,000      61        6,868,315.66       2.24
   115,000 < Balance < =  120,000      62        7,286,867.81       2.38
   120,000 < Balance < =  125,000      42        5,163,094.76       1.69
   125,000 < Balance < =  130,000      57        7,279,884.09       2.38
   130,000 < Balance < =  135,000      58        7,706,695.92       2.52
   135,000 < Balance < =  140,000      47        6,471,564.14       2.11
   140,000 < Balance < =  145,000      39        5,574,559.61       1.82
   145,000 < Balance < =  150,000      35        5,164,301.90       1.69
   150,000 < Balance < =  200,000     273       47,471,055.59      15.51
   200,000 < Balance < =  250,000     128       28,569,795.69       9.33
   250,000 < Balance < =  300,000      69       18,674,629.74       6.10
   300,000 < Balance < =  350,000      28        9,137,244.43       2.99
   350,000 < Balance < =  400,000      17        6,312,943.77       2.06
   400,000 < Balance < =  450,000       9        3,856,664.21       1.26
   450,000 < Balance < =  500,000      13        6,288,398.97       2.05
   500,000 < Balance < =  550,000       5        2,609,607.45       0.85
   550,000 < Balance < =  600,000       1          590,922.67       0.19
   600,000 < Balance < =  650,000       2        1,272,659.34       0.42
   650,000 < Balance < =  700,000       2        1,398,615.58       0.46
   700,000 < Balance < =  750,000       3        2,179,764.89       0.71
   750,000 < Balance                    3        2,601,126.64       0.85
--------------------------------------------------------------------------
Total....................            2879     $306,064,443.90     100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AR                         7                 643,307.26         0.21
AZ                        79               9,842,754.96         3.22
CA                       547              82,449,487.84        26.94
CO                       128              12,290,354.51         4.02
CT                        57               7,452,707.85         2.44
DC                        15               1,245,374.95         0.41
DE                         6                 710,215.90         0.23
FL                       156              12,859,097.95         4.20
GA                        67               7,535,036.35         2.46
HI                        52              11,116,138.02         3.63
IA                        10                 638,168.08         0.21
ID                        22               1,681,027.53         0.55
IL                       268              27,729,411.45         9.06
IN                        61               3,359,080.44         1.10
KS                        10                 576,623.03         0.19
KY                        26               1,407,634.60         0.46
LA                         5                 287,288.89         0.09
MA                        98              11,467,545.10         3.75
MD                        60               6,573,656.95         2.15
ME                        10                 621,833.34         0.20
MI                        88               8,644,251.28         2.82
MN                        46               3,954,446.44         1.29
MO                        72               3,418,451.66         1.12
MT                         5                 352,895.55         0.12
NC                        67               4,640,066.39         1.52
ND                         1                  57,400.00         0.02
NE                         3                 143,066.25         0.05
NH                        27               2,508,497.07         0.82
NJ                        48               6,308,051.38         2.06
NM                        31               2,828,619.02         0.92
NV                        56               6,933,835.40         2.27
NY                        41               4,591,115.05         1.50
OH                       103               6,511,427.43         2.13
OK                         2                  53,466.06         0.02
OR                        92               9,192,143.01         3.00
PA                        44               3,853,177.77         1.26
RI                        35               3,237,583.97         1.06
SC                        26               1,650,210.30         0.54
SD                         1                  44,587.29         0.01
TN                         7                 453,727.07         0.15
TX                        90               6,405,052.99         2.09
UT                        83               8,863,442.94         2.90
VA                        53               5,468,439.71         1.79
VT                         3                 313,982.62         0.10
WA                        88               9,096,644.42         2.97
WI                        78               5,694,494.31         1.86
WV                         3                 225,839.38         0.07
WY                         2                 132,784.14         0.04
--------------------------------------------------------------------------
Total...............    2879            $306,064,443.90       100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   2442       259,658,040.66      84.84
2-4 Family                       185        18,625,681.11       6.09
Manufactured Housing               9           542,920.77       0.18
PUD                              108        15,330,430.75       5.01
Townhouses                         7           441,165.78       0.14
Condominiums                     123        11,049,343.74       3.61
Mobile Home                        1            68,217.53       0.02
Other                              4           348,643.56       0.11
--------------------------------------------------------------------------
Total...............            2879      $306,064,443.90     100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      2548   278,990,616.64          91.15
Non Owner Occ.                   331    27,073,827.26           8.85
--------------------------------------------------------------------------
Total..................         2879  $306,064,443.90         100.00%
==========================================================================

                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       2874             305,862,379.85        99.93
2                          5                 202,064.05         0.07
--------------------------------------------------------------------------
Total...............    2879            $306,064,443.90       100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                           LOAN SUMMARY STRATIFIED BY
                                  Amortization

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                2878   305,767,153.88          99.90
Partially Amortizing               1       297,290.02           0.10
--------------------------------------------------------------------------
Total..................         2879  $306,064,443.90         100.00%
==========================================================================

                               PREPAYMENT PENALTY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

NO                      1322             135,469,281.02        44.26
YES                     1557             170,595,162.88        55.74
--------------------------------------------------------------------------
Total...............    2879            $306,064,443.90       100.00%
==========================================================================

                                 LOAN ORIGINATOR

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

ACCREDITED                22               1,839,594.36         0.60
ADMIRAL                   31               3,538,033.83         1.16
AMRESCO                  499              44,807,392.05        14.64
BNC                      263              25,002,882.54         8.17
FIRST COLONY              26               3,280,460.62         1.07
INVESTAID                  7                 754,293.93         0.25
LONG BEACH               132              22,156,600.53         7.24
NATIONAL MORT.            46               4,855,163.36         1.59
NEW CENTURY              112              19,317,565.24         6.31
OPTION ONE              1107             113,544,954.69        37.10
QUALITY                  235              20,822,189.30         6.80
UNITED LENDING             3                 905,419.98         0.30
WAYERHAEUSER             396              45,239,893.47        14.78
--------------------------------------------------------------------------
Total...............    2879            $306,064,443.90       100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

        AMRESCO 1997-1 Credit Suisse First Boston Computational Materials

                                    PAG CODE

                                                      Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
Type of Loan         Loans            Balance            Balance

   1                   155           20,469,293.55         6.69
   2                  1135          142,513,867.47        46.56
   3                   766           77,397,237.13        25.29
   4                   227           19,406,578.61         6.34
   5                   574           43,640,547.62        14.26
Missing                 22            2,636,919.52         0.86
-----------------------------------------------------------------
Total..........       2879         $306,064,443.90       100.00%
=================================================================

                           LOAN SUMMARY STRATIFIED BY
                                    LOAN TYPE

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

6 M LIBOR                       1099       131,939,132.43      43.11
2/6 M LIBOR                     1185       119,385,608.84      39.01
3/6 M LIBOR                      595        54,739,702.63      17.89
--------------------------------------------------------------------------
Total..................         2879      $306,064,443.90     100.00%
==========================================================================

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON